SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                              [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement    [ ] Confidential, for use of the
                                            Commission Only (as permitted by
                                            Rule 14a6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[X]      Soliciting Material pursuant to Rule 14a-12

                            Ridgewood Financial, Inc.
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                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Payment of filing fee (Check the appropriate box):

[X]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
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          (2)  Aggregate number of securities to which transaction applies:
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          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4)  Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
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         (2)      Form, Schedule or Registration Statement No.:
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         (3)      Filing Party:
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         (4)      Date Filed:
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



FOR IMMEDIATE RELEASE                        FOR FURTHER INFORMATION CONTACT:

December 14, 2000                            Susan E. Naruk, President and CEO
                                             Nelson Fiordalisi, EVP and COO
                                             Ridgewood Financial, Inc.
                                             Ridgewood Savings Bank
                                             (201) 445-4000


                      RIDGEWOOD SAVINGS BANK OF NEW JERSEY
                            SIGNS PLAN OF MERGER WITH
                          BOILING SPRINGS SAVINGS BANK

     Ridgewood, New Jersey -- Ridgewood Financial, Inc. and its wholly-owned subsidiary Ridgewood Savings Bank of New Jersey, Ridgewood, New Jersey ("Ridgewood Bank") announced that it has signed an Agreement and Plan of Merger (the "Agreement") with Boiling Springs Bancorp and its wholly-owned subsidiary Boiling Springs Savings Bank, Rutherford, New Jersey ("Boiling Springs Bank"). Ridgewood previously announced on December 11, 2000 that in order to provide advance notice pursuant to an agreement previously signed with Provident Savings Bank, Jersey City, New Jersey, the boards of Ridgewood and Boiling Springs had approved the Agreement, which was to be signed and effective on or about December 14, 2000. Notice was provided to Provident on December 11, 2000 and the parties signed the Agreement today.

     Boiling Springs is a New Jersey chartered mutual savings bank which is wholly-owned by Boiling Springs Bancorp, which is wholly-owned by Boiling Springs, MHC, a New Jersey state savings bank mutual holding company; Ridgewood Savings Bank of New Jersey is a New Jersey stock savings bank which is wholly-owned by Ridgewood Financial, Inc. which has the majority of its stock owned by Ridgewood Financial, MHC ("Ridgewood Mutual Holding Company"), a New Jersey state savings bank mutual holding company. Pursuant to the Agreement, the Mutual Holding Company structure of Ridgewood will be eliminated and Ridgewood Bank will ultimately merge with and into Boiling Springs Bank and continue to operate as a division of Boiling Springs Bank. The stockholders of Ridgewood Financial, Inc. other than Ridgewood Mutual Holding Company (the "Public Stockholders") will receive $18.00 in cash in exchange for each share of common stock.

     Pursuant to the Agreement, the following primary steps will occur: (1) Ridgewood Mutual Holding Company will merge with Boiling Springs, MHC; (2) Ridgewood Financial, Inc. will ultimately merge into Boiling Springs Bancorp;
(3) Ridgewood Bank will merge with Boiling Springs Bank; (4) the Public Stockholders of Ridgewood Financial, Inc. will exchange their Ridgewood
Financial, Inc. stock for $18.00 per share in cash; (5) the common stock of Ridgewood Financial, Inc. owned by Ridgewood Mutual Holding Company will be cancelled; and (6) the depositors of Ridgewood Bank will become depositors of Boiling Springs Bank and obtain liquidation rights and stock subscription rights in Boiling Springs Bank.

     Previously, on August 28, 2000, Ridgewood Financial, Inc. entered into a merger agreement, subject to several contingencies, including stockholder and bank regulatory approval, with Provident Savings Bank, headquartered in Jersey City, New Jersey at a price of $15.00 per share. The merger agreement with Provident included a customary non-solicitation of other offers provision, which requires the payment of $1.0 million by Ridgewood upon entering into the Agreement with Boiling Springs. The $1.0 million payment is expected to be made by Ridgewood on or about December 17, 2000. The Agreement provides that in the event the Agreement is terminated because Boiling Springs is unable to obtain regulatory approval, Boiling Springs will reimburse Ridgewood for $0.5 million of this payment to Provident.

     The merger of Boiling Springs Bank and Ridgewood Bank is subject to several contingencies, including the receipt of regulatory approval and the approval of the stockholders of Ridgewood Financial, Inc. The common stock of Ridgewood Financial, Inc. currently trades on the Nasdaq National Market under the symbol "RSBI."

     Ridgewood may be filing a proxy statement and other relevant documents concerning the merger with the Securities and Exchange Commission ("SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS
FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Ridgewood will be available free of charge from Ridgewood, Attn: Corporate Secretary, 55 North Broad Street, Ridgewood, New Jersey 07450, telephone (201) 445-2000. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

     Ridgewood and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Ridgewood stockholders to approve the merger. Ridgewood's board of directors is composed of Susan E. Naruk, Nelson Fiordalisi, Michael Azzara, Jerome Goodman, Bernard J. Hoogland, John Kandravy, Robert S. Monteith, John J. Repetto, and Paul W. Thornwall. Collectively, the directors and executive officers at Ridgewood may be deemed to beneficially own approximately 5.4% of Ridgewood's common stock. This ownership information is as of December 31, 1999.

     The foregoing materials may contain forward-looking statements. We caution that such statements may be subject to uncertainties and actual results could differ materially and, therefore, investors should not place undue reliance on any forward-looking statements. Ridgewood Financial, Inc. specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of any events or circumstances after the date of such statements.

                          AGREEMENT AND PLAN OF MERGER

                                 By and Between

                          BOILING SPRINGS SAVINGS BANK

                                       And

                             BOILING SPRINGS BANCORP

                                       And

                              BOILING SPRINGS, MHC

                                       And

                      RIDGEWOOD SAVINGS BANK OF NEW JERSEY

                                       And

                            RIDGEWOOD FINANCIAL, INC.

                                       And

                            RIDGEWOOD FINANCIAL, MHC



                          Dated as of December 14, 2000

                          AGREEMENT AND PLAN OF MERGER


                                    ARTICLE I
                               CERTAIN DEFINITIONS

Section 1.01  Definitions..................................................... 2

                                ARTICLE II
                      THE MERGER AND RELATED MATTERS
Section 2.01  Effects of Merger; Surviving Institutions....................... 7
Section 2.02  Conversion and Cancellation of Shares; Effect on Depositors..... 9
Section 2.03  Exchange Procedures.............................................10

                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
            RIDGEWOOD SAVINGS, RIDGEWOOD FINANCIAL AND RIDGEWOOD MHC

Section 3.01  Organization................................................... 12
Section 3.02  Capitalization................................................. 13
Section 3.03  Authority; No Violation........................................ 14
Section 3.04  Consents....................................................... 15
Section 3.05  Financial Statements........................................... 15
Section 3.06  Taxes.......................................................... 16
Section 3.07  No Material Adverse Effect..................................... 16
Section 3.08  Contracts...................................................... 16
Section 3.09  Ownership of Property; Insurance Coverage...................... 17
Section 3.10  Legal Proceedings.............................................. 18
Section 3.11  Compliance With Applicable Law................................. 18
Section 3.12  ERISA.......................................................... 19
Section 3.13  Brokers, Finders and Financial Advisors........................ 21
Section 3.14  Environmental Matters.......................................... 21
Section 3.15  Loan Portfolio................................................. 22
Section 3.16  Information to be Supplied..................................... 23
Section 3.17  Securities Documents........................................... 24
Section 3.18  Related Party Transactions..................................... 24
Section 3.19  Schedule of Termination Benefits............................... 24
Section 3.20  Deposits....................................................... 24
Section 3.21  Fairness Opinion............................................... 24
Section 3.22  Antitakeover Provisions Inapplicable; Required Vote
                of Stockholders ............................................. 25
Section 3.23  Derivative Transactions........................................ 25
Section 3.24  Notice of Termination of Provident Agreement................... 25

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF BOILING SPRINGS
Section 4.01  Organization................................................... 25
Section 4.02  Authority; No Violation........................................ 26
Section 4.03  Consents....................................................... 26
Section 4.04  Compliance With Applicable Law................................. 27
Section 4.05  Information to be Supplied..................................... 27
Section 4.06  Financing...................................................... 28
Section 4.07  Regulatory Approvals........................................... 28
Section 4.08  Legal Proceedings.............................................. 28
Section 4.09  Boiling Springs Financial Statements .......................... 28
Section 4.10  Boiling Springs Benefit Plans.................................. 28
Section 4.11  Absence of Certain Changes..................................... 29

                                    ARTICLE V
                            COVENANTS OF THE PARTIES

Section 5.01  Conduct of Ridgewood's Business................................ 29
Section 5.02  Access; Confidentiality........................................ 33
Section 5.03  Regulatory Matters and Consents................................ 33
Section 5.04  Taking of Necessary Action..................................... 35
Section 5.05  Certain Agreements............................................. 36
Section 5.06  No Other Bids and Related Matters.............................. 37
Section 5.07  Duty to Advise; Duty to Update the Ridgewood
                Disclosure Schedules......................................... 38
Section 5.08  Conduct of Boiling Springs's Business.......................... 38
Section 5.09  Board and Committee Minutes.................................... 39
Section 5.10  Undertakings by the Parties.................................... 39
Section 5.11  Employee and Termination Benefits; Directors and Management.... 42
Section 5.12  Duty to Advise; Duty to Update Boiling Springs'
                Disclosure Schedules......................................... 46

                                   ARTICLE VI
                                   CONDITIONS

Section 6.01  Conditions to Obligations of Ridgewood Under this Agreement.... 46
Section 6.02  Conditions to the Obligations of Boiling Springs
                Under this Agreement......................................... 47

                                   ARTICLE VII
                        TERMINATION, WAIVER AND AMENDMENT

Section 7.01  Termination.................................................... 49
Section 7.02  Effect of Termination.......................................... 50

                                  ARTICLE VIII
                                  MISCELLANEOUS

Section 8.01  Expenses....................................................... 50
Section 8.02  Non-Survival of Representations and Warranties................. 51
Section 8.03  Amendment, Extension and Waiver................................ 51
Section 8.04  Entire Agreement............................................... 51
Section 8.05  No Assignment.................................................. 51
Section 8.06  Notices........................................................ 51
Section 8.07  Captions....................................................... 52
Section 8.08  Counterparts................................................... 53
Section 8.09  Severability................................................... 53
Section 8.10  Governing Law.................................................. 53
Section 8.11  Specific Performance........................................... 53



Exhibits:

Exhibit A        Form of merger agreement relating to the Mid-Tier Merger
Exhibit B        Form of merger agreement relating to Bancorp and Ridgewood
                 Financial.
Exhibit C        Form of merger agreement relating to the MHC Merger
Exhibit D        Form of merger agreement relating to the Bank Merger
Exhibit E        Form of Ridgewood Voting Agreement
Exhibit 6.1      Form of Opinion of Counsel for Boiling Springs
Exhibit 6.2      Form of Opinion of Counsel for Ridgewood

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of December 14, 2000, is by and between (i) Boiling Springs Savings Bank, a New Jersey chartered savings bank ("Bank"), Boiling Springs Bancorp ("Bancorp"), the parent corporation of Bank, Boiling Springs, MHC ("MHC"), the mutual savings bank holding company of the Bank and the parent company of Bancorp, and (ii) Ridgewood Savings Bank of New Jersey, a New Jersey chartered savings bank ("Ridgewood Savings"), Ridgewood Financial, Inc., a New Jersey chartered corporation ("Ridgewood Financial"), and Ridgewood Financial, MHC, a New Jersey chartered mutual savings bank holding company ("Ridgewood MHC"). Each of Bank, Bancorp, MHC, Ridgewood Savings, Ridgewood Financial and Ridgewood MHC is sometimes individually referred to herein as a "party," and Bank, Bancorp, MHC, Ridgewood Savings, Ridgewood Financial and Ridgewood MHC are sometimes collectively referred to herein as the parties."

                                    RECITALS

     1. Boiling Springs Savings Bank is a stock savings bank with its principal offices located in Rutherford, New Jersey, and Bancorp is its parent company and MHC is Bancorp's parent company and the mutual holding company for Bank;.

     2. Ridgewood MHC owns a majority of the outstanding capital stock of Ridgewood Financial, which owns all of the outstanding capital stock of Ridgewood Savings. Each of Ridgewood Savings, Ridgewood Financial and Ridgewood MHC has its principal offices in Ridgewood, New Jersey.

     3. The Boards of Directors of the respective parties deem it advisable and in the best interests of the parties, including the depositors of Bank and Ridgewood Savings, and the stockholders of Ridgewood Financial, for the following merger transactions: (i) Ridgewood Financial will merge with Bancorp Merger Sub (a wholly owned subsidiary of Bancorp), with Ridgewood Financial as the surviving entity; (ii) Ridgewood MHC will merge with MHC, with MHC as the surviving entity; (iii) Ridgewood Financial will merge or consolidate with Bancorp, with Bancorp as the surviving entity, (iv) Ridgewood Savings will merge with and into Bank, with Bank as the surviving institution, and Bank will remain a subsidiary of Bancorp, (v) concurrently with steps (i) through (iv), 100% of the outstanding shares of Ridgewood Financial Common Stock previously held by stockholders other than Ridgewood MHC will be canceled and exchanged for a payment of $18 per share cash paid by Bancorp or Bancorp Merger Sub pursuant to the terms of this Agreement; (vi) as a result of the foregoing, the interests of Ridgewood Savings' depositors in Ridgewood MHC shall cease to exist and will be converted into interests of the same nature in MHC

     4. The parties desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.

     In consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE I
                              CERTAIN DEFINITIONS

     Section 1.01 Definitions . Except as otherwise provided herein, as used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate" means, with respect to any Person, any Person who directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control of, such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

     "Agreement" means this agreement, and any amendment or supplement hereto, which constitutes a "plan of merger" between Bank, Bancorp, MHC, Ridgewood MHC, Ridgewood Financial and Ridgewood Savings.

     "Applications" means the applications to be filed with the appropriate Regulatory Authorities requesting approval or nonobjection of the transactions described in this Agreement.

     "Bancorp Merger Sub" means a wholly owned subsidiary of Bancorp to be incorporated to facilitate the merger of Ridgewood Financial.

     "Bank" means Boiling Springs Savings Bank, a New Jersey chartered stock savings bank.

     "Banking Act" means the New Jersey Banking Act of 1948, as amended, N.J.S.A. Chapter 9A.

     "Bank Merger" means the merger of Ridgewood Savings with and into Bank, with Bank as the surviving institution.

     "Bank Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Bank, except any corporation the stock of which is held as security by Bank in the ordinary course of its lending activities.

     "BHCA" means the Bank Holding Company Act of 1956, as amended.

     "Boiling Springs" means the Bank, the Bancorp, the MHC and/or any direct or indirect Subsidiary of such entities.

     "Boiling Springs Disclosure Schedules" means the Disclosure Schedules delivered by Boiling Springs to Ridgewood pursuant to Article III of this Agreement.

     "Boiling Springs Financials" means the audited consolidated financial statements of Bancorp as April 30, 2000 and 1999 and for the three years ended April 30, 2000, including the notes thereto.

     "Closing Date" means the date determined by Boiling Springs, in consultation with and upon no less than five (5) days prior written notice to Ridgewood Financial, but in no event later than fifteen (15) days after the last condition precedent pursuant to this Agreement has been fulfilled or waived (including the expiration of any applicable waiting period), or such other date as to which the parties shall mutually agree.

     "Department" means the New Jersey Department of Banking and Insurance.

     "Dissenters' Shares" means shares of Ridgewood Financial Common Stock that have not been voted in favor of approval of the Merger and with respect to which appraisal rights, if any, have been perfected in accordance with New Jersey law, in the event that holders of Ridgewood Financial Common Stock are accorded dissenters' rights under the Banking Act.

     "Environmental Law" means any Federal or state law, statute, rule, regulation, code, order, judgment, decree, injunction, common law or agreement with any Federal or state governmental authority relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (ii) human health or safety, or
(iii) exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, hazardous substances, in each case as amended and now in effect.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

     "Exchange Agent" means the third party entity selected by Boiling Springs and reasonably acceptable to Ridgewood, as provided in Section 2.03(a) of this Agreement.

     "FDIA" means the Federal Deposit Insurance Act, as amended.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLB" means the Federal Home Loan Bank.

     "FRB" means the Board of Governors of the Federal Reserve System.

     "GAAP" means generally accepted accounting principles as in effect at the relevant date and consistently applied.

     "Hazardous Material" means any substance (whether solid, liquid or gas) which is detrimental to human health or safety or to the environment, currently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

     "IRC" means the Internal Revenue Code of 1986, as amended.

     "IRS" means the Internal Revenue Service.

     "Loan Property" shall have the meaning given to such term in Section 3.14(b) of this Agreement.

     "Material Adverse Effect" shall mean, with respect to Boiling Springs or Ridgewood Financial, any adverse effect on its assets, financial condition or results of operations which is material to its assets, financial condition or results of operations on a consolidated basis, except for any material adverse effect caused by (i) any change in the value of the assets of Boiling Springs or Ridgewood Financial resulting from a change in interest rates generally, (ii) any individual or combination of changes occurring after the date hereof in any Federal or state law, rule or regulation or in GAAP, which change(s) affect(s) financial institutions generally, or (iii) expenses incurred in connection with this Agreement and the transactions contemplated thereby.

     "Merger" shall mean collectively the MHC Merger, the Mid-Tier Merger, the Bank Merger and any other mergers by interim corporate entities necessary to effectuate the transactions contemplated by this Agreement.

     "Merger Effective Date" means the date upon which the Merger agreements and certifications are filed with the Department, in accordance with N.J.S.A. 19:A-137.

     "Merger Consideration" has the meaning given to that term in Section 2.02(a) of this Agreement.

     "MHC Merger" means the merger of the Ridgewood MHC with and into MHC with MHC as the surviving entity.

     "Mid-Tier Merger" means the merger of Ridgewood Financial with and into Bancorp Merger Sub with Ridgewood Financial as the surviving entity. Immediately thereafter, Ridgewood Financial shall merge with and into Bancorp with Bancorp as the surviving entity.

     "Participation  Facility"  shall  have the  meaning  given to such  term in
Section 3.14(b) of this Agreement.

     "Person" means any individual, corporation, partnership, joint venture, association, trust or "group" (as that term is defined under the Exchange Act).

     "Proxy Statement" means the proxy statement together with any supplements thereto to be transmitted to holders of Ridgewood Financial Common Stock and, if required by any Regulatory Authority, any proxy statement together with any supplements thereto to be transmitted by Ridgewood MHC to the depositors of Ridgewood in connection with the transactions contemplated by this Agreement.

     "Regulatory Agreement" has the meaning given to that term in Section 3.11 of this Agreement.

     "Regulatory Authority" or "Regulatory Authorities" means any agency or department of any Federal or state government, including without limitation the Department, FRB, the FDIC, the SEC and the respective staffs thereof.

     "Ridgewood" means Ridgewood MHC, Ridgewood Financial, Ridgewood Savings and/or any direct or indirect Subsidiary of such entities.

     "Ridgewood Disclosure Schedules" means the Disclosure Schedules delivered by Ridgewood to Boiling Springs pursuant to Article III of this Agreement.

     "Ridgewood  Employee  Plan" has the  meaning  given to that term in Section
3.12 of this Agreement.

     "Ridgewood Financial" means Ridgewood Financial, Inc., a New Jersey corporation.

     "Ridgewood Financials" means (i) the audited consolidated financial statements of Ridgewood Financial as of December 31, 1998 and 1999 and for the three years ended December 31, 1999, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of Ridgewood Financial as of each calendar quarter following December 31, 1999 included in Securities Documents filed by Ridgewood Financial.

     "Ridgewood Financial Common Stock" means the common stock of Ridgewood Financial described in Section 3.02(a).

     "Ridgewood MHC" means Ridgewood Financial, MHC, a New Jersey chartered mutual savings bank holding company.

     "Ridgewood Pension Plan" has the meaning given to that term in Section 3.12 of this Agreement.

     "Ridgewood Regulatory Reports" means the FDIC Call Reports of Ridgewood Savings and accompanying schedules, as filed with the FDIC for each calendar quarter beginning with the quarter ended March 31, 1998, through the Closing Date, and all Annual, Quarterly and Current Reports filed with the FRB by Ridgewood Financial or Ridgewood MHC from March 31, 1998 through the Closing Date.

     "Ridgewood Savings" means Ridgewood Savings Bank of New Jersey, a New Jersey chartered stock savings bank.

     "Ridgewood Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Ridgewood Financial, and includes Ridgewood Savings, except that it does not include any corporation the stock of which is held in the ordinary course of the lending activities of Ridgewood Savings.

     "Rights" means warrants, options, rights, convertible securities and other capital stock equivalents which obligate an entity to issue its securities.

     "Ryan Beck" means Ryan Beck & Co., Inc., the financial advisor to Ridgewood in connection with the transactions provided for in this Agreement.

     "SAIF" means the Savings Association Insurance Fund, as administered by the FDIC.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

     "Securities  Documents"  means  all  registration  statements,   schedules,
statements, forms, reports, proxy material, and other documents required to be filed under the Securities Laws.

     "Securities Laws means the Securities Act and the Exchange Act and the rules and regulations promulgated from time to time thereunder.

     "Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by another entity, except any corporation the stock of which is held as security by either Boiling Springs or Ridgewood, as the case may be, in the ordinary course of its lending activities.


                                   ARTICLE II
                         THE MERGER AND RELATED MATTERS

     Section 2.01 Effects of Merger; Surviving Institutions. On the Merger Effective Date the Merger will be effected as follows:

     (a) The Mid-Tier Merger. Ridgewood Financial shall merge with and into Bancorp Merger Sub with Ridgewood Financial as the surviving entity. Ridgewood Financial and Bancorp Merger Sub shall enter into the Plan of Corporate Merger substantially in the form of Exhibit A hereto. Immediately thereafter, Ridgewood Financial shall merge with and into Bancorp with Bancorp as the surviving entity in accordance with an agreement substantially in the form of Exhibit B hereto.

     (b) The MHC Merger. Ridgewood MHC shall merge with and into MHC with MHC as the surviving entity. The separate existence of Ridgewood MHC shall cease, and all of the property (real, personal and mixed), rights, powers and duties and obligations of Ridgewood MHC shall be taken and deemed to be transferred to and vested in MHC, as the surviving entity in the MHC Merger, without further act or deed, all in accordance with the applicable laws of the State of New Jersey, and regulations of the Department. Ridgewood MHC and MHC shall enter into the MHC Merger Agreement substantially in the form of Exhibit C hereto.

     (c) The Bank Merger. Ridgewood Savings shall merge with and into Bank, with Bank as the surviving institution (the "Bank Merger"). The Bank Merger shall be effected pursuant to the Bank Merger Agreement substantially in the form of Exhibit D hereto. As a result of the Bank Merger, the existence of Ridgewood Savings shall cease and Bank shall be the surviving association and continue its existence as a savings bank under the laws of the State of New Jersey.

     (d) Modification of Structure. Notwithstanding any provision of this Agreement to the contrary, Boiling Springs may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions described in (a) through (c) above, and the parties shall enter into such alternative transactions, so long as (i) there are no adverse tax consequences to any of the stockholders of Ridgewood Financial as a result of such modification, (ii) the Merger Consideration is not thereby changed in kind or reduced in amount because of such modification, (iii) such modification will not be likely to materially delay or jeopardize receipt of any required regulatory approvals required under Sections 6.02(d).

     Section 2.02 Conversion and Cancellation of Shares; Effect on Depositors

     (a) On the Merger Effective Date and in accordance with the MHC Merger, Mid-Tier Merger and the Bank Merger:

          (i) Each issued and outstanding share of Ridgewood Financial Common Stock (except shares held by Ridgewood MHC and except as otherwise provided in this subsection (a) of Section 2.02), shall cease to be outstanding, shall cease to exist and (except to the extent there are dissenters' rights and in such case with respect to shares as to which the holder(s) seeks and perfects dissenters rights of appraisal) shall be converted into the right to receive $18.00 in cash (the "Merger Consideration")

          (ii) the interests of depositors of Ridgewood Savings in Ridgewood MHC will be converted into interests of the same nature in the MHC (the "Depositor Conversion").

     (b) Any shares of Ridgewood Financial Common Stock which are owned or held by either party hereto or any of their respective Subsidiaries (other than in a fiduciary capacity or in connection with debts previously contracted) at the Merger Effective Date shall cease to exist, the certificates for such shares shall be canceled as promptly as practicable, such shares shall not be converted into the Merger Consideration, and no cash shall be issued or exchanged therefor.

     (c) The holders of certificates representing shares of Ridgewood Financial Common Stock (any such certificate being hereinafter referred to as a "Certificate") shall cease to have any rights as stockholders of Ridgewood Financial.

     (d) Bancorp or Bancorp Merger Sub shall pay for any Dissenters' Shares in accordance with New Jersey law and the holders thereof shall not be entitled to receive the Merger Consideration; provided, that if appraisal rights under New Jersey law with respect to any Dissenters' Shares shall have been effectively withdrawn or lost, such shares will thereupon cease to be treated as Dissenters' Shares and shall be converted into the right to receive the Merger Consideration pursuant to Section 2.02(a).

     (e) As a result of the Depositor Conversion, each holder of a deposit account at Ridgewood Savings as of the effective time of the Bank Merger shall become a holder of a deposit account at the Bank with the same rights, privileges and obligations as a holder of a deposit account at the Bank at the effective time of the Bank Merger, and all deposit accounts established at Ridgewood Savings prior to the Merger Effective Date shall be deemed to have been established at the Bank on the date that they were previously established at Ridgewood Savings.

     Section 2.03 Exchange Procedures.

     (a) As promptly as practicable after the Merger Effective Date, and in any event within five business days of the Merger Effective Date, the Exchange Agent shall mail to each holder of record of an outstanding share Certificate or Certificates a Letter of Transmittal containing instructions for the surrender of the Certificate or Certificates held by such holder for payment therefor.  Upon  surrender of the  Certificate or  Certificates  to the Exchange
Agent in accordance with the instructions set forth in the Letter of Transmittal, such holder shall promptly receive in exchange therefor the Merger Consideration, without interest thereon. Approval of this Agreement by the stockholders of Ridgewood Financial shall constitute authorization for Bancorp to designate and appoint the Exchange Agent, which appointment shall be reasonably acceptable to Ridgewood Financial. Neither Bancorp nor the Exchange Agent shall be obligated to deliver the Merger Consideration to a former stockholder of Ridgewood Financial until such former stockholder surrenders his Certificate or Certificates or, in lieu thereof, any such appropriate affidavit of loss and indemnity agreement and bond as may be reasonably required by Bancorp.

     (b) If payment of the Merger Consideration is to be made to a person other than the person in whose name a Certificate surrendered in exchange therefor is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

     (c) On or prior to the Merger Effective Date, Boiling Springs shall deposit or cause to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the Ridgewood Financial stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 hereof.

     (d) The payment of the Merger Consideration upon the conversion of Ridgewood Financial Common Stock in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Ridgewood Financial Common Stock.

     (e) Promptly following the date which is 12 months after the Merger Effective Date, the Exchange Agent shall deliver to Bancorp all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of Ridgewood Financial Common Stock may surrender such Certificate to Bancorp and (subject to applicable abandoned property, escheat and similar laws) receive in consideration therefor the Merger Consideration multiplied by the number of shares of Ridgewood Financial Common Stock formerly represented by such Certificate, without any interest or dividends thereon.

     (f) After the close of business on the Merger Effective Date, there shall be no transfers on the stock transfer books of Ridgewood Financial of the shares of Ridgewood Financial Common Stock which are outstanding immediately prior to the Merger Effective Date, and the stock transfer books of Ridgewood Financial shall be closed with respect to such shares. If, after the Merger Effective Date, Certificates representing such shares are presented for transfer to the Exchange

Agent, they shall be canceled and exchanged for the Merger Consideration as provided in this Article II.

     (g) In the event any certificate for Ridgewood Financial Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall deliver (except as otherwise provided in Section 2.02) in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of the fact by the holder thereof, the cash to be paid in the Merger as provided for herein; provided, however, that Bancorp may, in its sole discretion and as a condition precedent to the delivery thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such reasonable sum as Bancorp may specify as indemnity against any claim that may be made against Ridgewood Financial, Bancorp or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

     (h) Bancorp is hereby authorized, with the consent of Ridgewood, to adopt additional rules and regulations with respect to the matters referred to in this
Section 2.03 not inconsistent with the provisions of this Agreement and which do not adversely affect the rights of stockholders of Ridgewood Financial.


                                   ARTICLE III
                       REPRESENTATIONS AND WARRANTIES OF
            RIDGEWOOD SAVINGS, RIDGEWOOD FINANCIAL AND RIDGEWOOD MHC

     Ridgewood represents and warrants to Bancorp that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the Ridgewood Disclosure Schedules delivered to Bancorp on or prior to the date hereof, and except as to any representation or warranty which specifically relates to an earlier date. Ridgewood has made a good faith effort to ensure that the disclosure on each schedule of the Ridgewood Disclosure Schedules corresponds to the section reference herein. However, for purposes of the Ridgewood Disclosure Schedules, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

     Section 3.01 Organization.

     (a) Ridgewood MHC is a New Jersey mutual savings bank holding company duly organized, validly existing and in good standing under the laws of the State of New Jersey, and is duly registered as a bank holding company under the BHCA. Ridgewood MHC has full power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Ridgewood MHC. Except as set forth in

Ridgewood Disclosure Schedule 3.01(a), Ridgewood MHC has no subsidiary other than Ridgewood Financial and Ridgewood Savings.

     (b) Ridgewood Financial is a New Jersey corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and is duly registered as a bank holding company under the BHCA. Ridgewood Financial has the full corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect on the business, operations, assets, financial condition or prospects of Ridgewood Financial and its subsidiaries taken as a whole. Other than shares of capital stock in Ridgewood Savings and its subsidiaries, as identified below (collectively, the "Ridgewood Subsidiaries"), Ridgewood Financial does not own or control, directly or indirectly, or have the right to acquire directly or indirectly, an equity interest in any corporation, company, association, partnership, joint venture or other entity.

     (c) Ridgewood Savings is a New Jersey capital stock savings bank organized, validly existing and in good standing under the laws of the State of New Jersey. Except as set forth in Ridgewood Disclosure Schedule 3.01(c), Ridgewood Savings is the only Ridgewood Subsidiary. The deposits of Ridgewood Savings are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Ridgewood Savings. Each Ridgewood Subsidiary is identified in Ridgewood Disclosure Schedule 3.01(c), and is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization.

     (d) Ridgewood Savings is a member in good standing of the FHLB of New York and owns the requisite amount of stock therein.

     (e) Except as disclosed in Ridgewood Disclosure Schedule 3.01(g), the respective minute books of Ridgewood MHC, Ridgewood Financial, Ridgewood Savings and each Ridgewood Subsidiary accurately records, in all material respects, all material corporate actions of their respective stockholders and boards of directors (including committees) through the date of this Agreement.

     (f) Prior to the date of this Agreement, true and correct copies of the certificates of incorporation and bylaws of Ridgewood Savings, Ridgewood Financial and Ridgewood MHC, and each Ridgewood Subsidiary, have been made available to Boiling Springs .

     Section 3.02 Capitalization.

     (a) The authorized capital stock of Ridgewood Financial consists of 10,000,000 shares of common stock, $0.10 par value (Ridgewood Financial Common Stock"), and 5,000,000 shares of Preferred Stock, no par value (the "Ridgewood Preferred Stock), of which 3,180,000 shares of Ridgewood Financial Common Stock are outstanding, validly issued, fully paid and nonassessable and free of preemptive rights. There are no shares of Ridgewood Financial Preferred Stock issued and outstanding. There are no shares of Ridgewood Financial Common Stock held by Ridgewood Financial as treasury stock. Neither Ridgewood Financial nor any Ridgewood Subsidiary has or is bound by any Right of any character relating to the purchase, sale or issuance or voting of, or right to receive dividends or other distributions on any shares of Ridgewood Financial Common Stock, or any other security of Ridgewood Financial or any Ridgewood Subsidiary, or any securities representing the right to vote, purchase or otherwise receive any shares of Ridgewood Financial Common Stock or any other security of Ridgewood Financial, other than (i) as set forth in reasonable detail in the Ridgewood Disclosure Schedule 3.02(a).

     (b) Ridgewood MHC owns 1,685,400 shares of Ridgewood Financial Common Stock, free and clear of any lien or encumbrance except as set forth in Ridgewood Disclosure Schedule 3.02(b), which shares represent 53.0% of the total shares of Ridgewood Financial issued and outstanding. Except for shares of Ridgewood Financial Common Stock (and any equity interests that may be attributed to Ridgewood MHC due to its ownership of Ridgewood Financial Common Stock), Ridgewood MHC does not possess, directly or indirectly, any equity interest in any corporation.

     (c) To the best knowledge of Ridgewood Financial, no Person or "group" (as that term is used in Section 13(d)(3) of the Exchange Act) other than Ridgewood MHC, is the beneficial owner (as defined in Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of Ridgewood Financial Common Stock, except as disclosed in the Ridgewood Disclosure Schedule 3.02(c).

     (d) The authorized capital stock of Ridgewood Savings consists of 10,000,000 shares of common stock, $2.00 par value, of which 100,000 shares are issued and outstanding, validly issued, fully paid and nonassessable and free of preemptive rights. All shares of Ridgewood Savings Common Stock issued and outstanding are owned by Ridgewood Financial free and clear of any liens, encumbrances, charges, restrictions or rights of third parties of any kind whatsoever.

     Section 3.03 Authority; No Violation.

     (a) Ridgewood has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Ridgewood and the completion by Ridgewood of the transactions contemplated hereby have been duly and validly approved by the requisite vote of the Boards of Directors of Ridgewood and, except for approval of the stockholders of Ridgewood Financial and, if required, the depositors of

Ridgewood Savings, no other proceedings on the part of Ridgewood are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Ridgewood; the MHC Merger has been duly and validly approved by the Board of Directors of Ridgewood MHC; the Mid-Tier Merger has been duly and validly approved by the Board of Directors of Ridgewood Financial; and the Bank Merger has been duly and validly approved by the Board of Directors of Ridgewood Savings and, subject to approval by the stockholders of Ridgewood Financial and, if required, the depositors of Ridgewood Savings and receipt of the required approvals of the Regulatory Authorities, constitutes the valid and binding obligations of Ridgewood Savings, Ridgewood Financial and Ridgewood MHC, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and as to Ridgewood Savings, the conservatorship or receivership provisions of the FDIA, and subject, as to enforceability, to general principles of equity.

     (b) Subject to the receipt of approvals from the Regulatory Authorities referred to in Section 5.03 hereof and the compliance by Ridgewood and Boiling Springs with any conditions contained therein,

     (A) the execution and delivery of this Agreement by Ridgewood,

     (B) the consummation of the transactions contemplated hereby, and

     (C) compliance by Ridgewood with any of the terms or provisions hereof,

will not (i) conflict with or result in a material breach of any provision of the certificate of incorporation or bylaws of Ridgewood Financial or any Ridgewood Subsidiary or the charter and bylaws of Ridgewood MHC; (ii) to the best knowledge of Ridgewood, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Ridgewood or any of the properties or assets of Ridgewood; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Ridgewood under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Ridgewood is a party, or by which they or any of their respective properties or assets may be bound or affected, except in the case of clauses (ii) and (iii) above for violations which, individually or in the aggregate, would not have a Material Adverse Effect on Ridgewood.

     Section 3.04 Consents. Except as set forth in Ridgewood Disclosure Schedule 3.04, and except for the consents, waivers, approvals, filings and registrations from or with the Regulatory Authorities referred to in Section 5.03 hereof and compliance with any conditions contained therein, and the approval of this Agreement by the requisite vote of the stockholders of Ridgewood Financial and, if required, the depositors of Ridgewood Savings, no consents, waivers or approvals of, or filings or registrations with, any governmental authority are necessary, and, to the best knowledge of Ridgewood, no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary, in connection with (a) the execution and delivery of this Agreement by Ridgewood, and (b) the completion by Ridgewood of the transactions described in this Agreement.

     Section 3.05 Financial Statements.

     (a) Ridgewood has previously made available to Boiling Springs the Ridgewood Regulatory Reports. The Ridgewood Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present, or will fairly present in all material respects, the consolidated financial position, results of operations and changes in stockholder's equity of Ridgewood Savings and Ridgewood Financial, as the case may be, as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

     (b) Ridgewood has previously made available to Boiling Springs the Ridgewood Financials. The Ridgewood Financials have been prepared in accordance with GAAP, and (including the related notes where applicable) fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments), the consolidated financial condition, results of operations and cash flows of Ridgewood Financial and the Ridgewood Subsidiaries as of and for the respective periods ending on the dates thereof, in accordance with GAAP applied on a consistent basis during the periods involved, except as indicated therein, or in the case of unaudited statements, as permitted by Form 10-QSB.

     (c) At the date of each balance sheet included in the Ridgewood Financials or the Ridgewood Regulatory Reports, Ridgewood Savings and Ridgewood Financial did not have, and will not have, any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Ridgewood Financials or Ridgewood Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material individually or in the aggregate or which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

     Section 3.06 Taxes. Ridgewood Financial and the Ridgewood Subsidiaries are members of the same affiliated group within the meaning of IRC Section 1504(a). Ridgewood has duly filed all Federal, state and material local tax returns required to be filed by or with respect to Ridgewood on or prior to the date hereof (all such returns being accurate and correct in all material respects) and has duly paid or has made provisions for the payment of, all material Federal, state and local taxes which have been incurred by or are due or claimed to be due from Ridgewood by any taxing authority or pursuant to any written tax sharing agreement on or prior to the date hereof other than taxes or other charges which (i) are not delinquent, (ii) are being contested in good faith, or (iii) have not yet been fully determined. Except as set forth in Ridgewood Disclosure Schedule 3.06, as of the date of this Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of Ridgewood, and no claim has been made by any authority in a jurisdiction where Ridgewood does not file tax returns that Ridgewood is subject to taxation in that jurisdiction. Except as set forth in Ridgewood Disclosure Schedule 3.06, Ridgewood has not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. Ridgewood has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or stockholder, and Ridgewood has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the IRC and similar applicable state and local information reporting requirements.

     Section 3.07. No Material Adverse Effect. Ridgewood has not suffered any Material Adverse Effect since December 31, 1999.

     Section 3.08. Contracts.

     (a) Except as set forth in Ridgewood Disclosure Schedule 3.08(a), Ridgewood is not a party to or subject to: (i) any employment, consulting or severance contract or material arrangement with any past or present officer, director or employee of Ridgewood except for "at will" arrangements; (ii) any plan, material arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar material arrangements for or with any past or present officers, directors or employees of Ridgewood; (iii) any collective bargaining agreement with any labor union relating to employees of Ridgewood; (iv) any agreement which by its terms limits the payment of dividends by Ridgewood Savings or Ridgewood Financial; (v) any instrument evidencing or related to material indebtedness for borrowed money whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which Ridgewood is an obligor to any person, which instrument evidences or relates to indebtedness other than deposits, repurchase agreements, bankers' acceptances, advances from the FHLB of New York, and "treasury tax and loan" accounts established in the ordinary course of business and transactions in "Federal funds" or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) which would be applicable on or after the Closing Date to Boiling Springs; or (vi) any contract (other than this Agreement) limiting the freedom, in any material respect, of Ridgewood to engage in any type of banking or bank-related business in which Ridgewood is permitted to engage under applicable law as of the date of this Agreement.

     (b) True and correct copies of agreements, plans, contracts, arrangements and instruments referred to in Section 3.08(a), have been made available to Boiling Springs on or before the date hereof, are listed in and attached to Ridgewood Disclosure Schedule 3.08(a) and are in full force and effect on the date hereof, and Ridgewood (nor, to the knowledge of Ridgewood, any other party to any such contract, plan, arrangement or instrument) has not materially breached any provision of, or is in default in any respect under any term of, any such contract, plan, arrangement or instrument. Except as set forth in the Ridgewood Disclosure Schedule 3.08(b), no party to any material contract, plan, arrangement or instrument will have the right to terminate any or all of the provisions of any such contract, plan, arrangement or instrument as a result of the execution of, and the transactions contemplated by, this Agreement. Except as set forth in Ridgewood Disclosure Schedule 3.08(b), none of the employees (including officers) of Ridgewood possesses the right to terminate his/her employment and receive or be paid (or cause Ridgewood to accrue on his/her behalf) benefits solely as a result of the execution of this Agreement or the consummation of the transactions contemplated thereby. Except as set forth in Ridgewood Disclosure Schedule 3.08(b), no plan, contract, employment agreement, termination agreement, or similar agreement or arrangement to which Ridgewood is a party or under which Ridgewood may be liable contains provisions which permit any employee or independent contractor to terminate it without cause and continue to accrue future benefits thereunder. Except as set forth in Ridgewood Disclosure Schedule 3.08(b), no such agreement, plan, contract, or arrangement:
(x) provides for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership or control of Ridgewood or upon the occurrence of a subsequent event; or (y) requires Ridgewood to provide a benefit in the form of Ridgewood Financial Common Stock or determined by reference to the value of Ridgewood Financial Common Stock, except as disclosed in Ridgewood Disclosure Schedule 3.08(b). Except as disclosed in Ridgewood Disclosure Schedule 3.08(b), no such agreement, plan or arrangement with respect to officers or directors of Ridgewood or to any of their respective employees, provides for benefits which may cause an "excess parachute payment" or the disallowance of a Federal income tax deduction under IRC Section 280G.

     Section 3.09 Ownership of Property; Insurance Coverage.

     (a) Except as disclosed in Ridgewood Disclosure Schedule 3.09, Ridgewood has good and, as to real property, marketable title to all material assets and properties owned by Ridgewood in the conduct of its business, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the Ridgewood Regulatory Reports and in the Ridgewood Financials or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheets), subject to no material encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the FHLB of New York, inter-bank credit facilities, or any transaction by Ridgewood acting in a fiduciary capacity, and (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith. Ridgewood, as lessee, has the right under valid and subsisting leases of real and personal properties used by Ridgewood in the conduct of its businesses to occupy or use all such properties as presently occupied and used by each of them. Except as disclosed in Ridgewood Disclosure Schedule 3.09, such existing leases and commitments to lease constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in the notes to the Ridgewood Financials.

     (b) With respect to all material agreements pursuant to which Ridgewood has purchased securities subject to an agreement to resell, if any, Ridgewood has a lien or security interest (which to Ridgewood's knowledge is a valid, perfected first lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.

     (c) Ridgewood currently maintains insurance considered by Ridgewood to be reasonable for its operations, in accordance with good business practice. Ridgewood has not received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs with respect to such policies of insurance will be substantially increased. There are presently no material claims pending under such policies of insurance and no notices have been given by Ridgewood under such policies. All such insurance is valid and enforceable and in full force and effect, and within the last three years, and Ridgewood has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies. Ridgewood Disclosure Schedule 3.09 identifies all policies of insurance maintained by Ridgewood.

     Section 3.10 Legal Proceedings. Except as disclosed in Ridgewood Disclosure
Schedule 3.10, Ridgewood is not a party to any, and there are no pending or, to the best of Ridgewood's knowledge, threatened legal, administrative, arbitration or other proceedings, actions or governmental investigations of any nature (i) against Ridgewood, (ii) to which Ridgewood's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Ridgewood to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Ridgewood.

     Section 3.11 Compliance With Applicable Law.

     (a) Ridgewood holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its businesses under, and has complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to it, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of its business nor otherwise have a Material Adverse Effect on Ridgewood. Ridgewood, directly or indirectly, owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how and tangible or intangible proprietary information or material that are material to the business of Ridgewood.

     (b) Except as disclosed in Ridgewood Disclosure Schedule 3.11(b), Ridgewood has not received any notification or communication from any Regulatory Authority
(i) asserting that Ridgewood is not in material compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces;
(ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Ridgewood; (iii) requiring or threatening to require Ridgewood, or indicating that Ridgewood may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any Federal or state governmental agency or authority which is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of Ridgewood, including without limitation any restriction on the payment of dividends; or
(iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any material manner the operations of Ridgewood, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Ridgewood has not consented to or entered into any currently effective Regulatory Agreement, except as set forth in Ridgewood Disclosure Schedule 3.11. The most recent regulatory rating given to Ridgewood Savings as to compliance with the Community Reinvestment Act ("CRA") is satisfactory or better.

     Section 3.12 ERISA.

     (a) Ridgewood Disclosure Schedule 3.12(a) contains a complete and accurate list of all pension, retirement, stock option, stock purchase, stock ownership, savings, stock appreciation right, profit sharing, deferred compensation, consulting, bonus, group insurance, severance and other benefit plans, contracts, agreements and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements and all trust agreements related thereto with respect to any present or former directors, officers or other employees of Ridgewood (hereinafter collectively referred to as the "Ridgewood Employee Plans" and individually as a "Ridgewood Employee Plan"). If such plan, contract, agreement or arrangement is funded through a trust or third party funding vehicle, such as an insurance contract, the Ridgewood Disclosure
Schedule 3.12 (a) includes such trust or other funding arrangement.

     Each of the Ridgewood Employee Plans complies in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws; and there has occurred no "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC) for which no statutory exemption exists under
Section 408(b) of ERISA or Section 4975(d) of the IRC or for which no administrative exemption has been granted under Section 408(a) of ERISA.

     Except as set forth in Ridgewood Disclosure Schedule 3.12(a), Ridgewood has not contributed to a Ridgewood Employee Plan which is subject to Title IV of ERISA (each such plan shall be referred to herein as a "Ridgewood Pension
Plan"). Neither Ridgewood nor any ERISA Affiliate has contributed to any "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA).

     No Ridgewood Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Ridgewood Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Ridgewood Pension Plan as of the end of the most recent plan year with respect to the respective Ridgewood Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Ridgewood Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Ridgewood Pension Plan within the 12-month period ending on the date hereof.

     (b) Each Ridgewood Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC has received a favorable determination letter from the IRS, and Ridgewood is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to Ridgewood's knowledge, threatened litigation, administrative action or proceeding relating to any Ridgewood Employee Plan. There has been no announcement or commitment by Ridgewood to create an additional Ridgewood Employee Plan, or to amend any Ridgewood Employee Plan, except for amendments required by applicable law; and, except as specifically identified in Ridgewood Disclosure Schedules, Ridgewood does not have any obligations for post-retirement or post-employment benefits under any Ridgewood Employee Plan that cannot be amended or terminated upon 60 days' notice or less without incurring any liability thereunder, except for coverage required by Part 6 of Title I of ERISA or Section 4980B of the IRC, or similar state laws, the cost of which is borne by the insured individuals. With respect to each Ridgewood Employee Plan, Ridgewood has supplied to Boiling Springs a true and correct copy of (A) the annual report on the applicable form of the Form 5500 series filed with the IRS for the most recent three plan years, if required to be filed, (B) such Ridgewood Employee Plan, including amendments thereto, (C) each trust agreement, insurance contract or other funding arrangement relating to such Ridgewood Employee Plan, including amendments thereto, (D) the most recent summary plan description and summary of material modifications thereto for such Ridgewood Employee Plan, if the Ridgewood Employee Plan is subject to Title I of ERISA, and (E) the most recent determination letter issued by the IRS if such Employee Plan is a Qualified Plan.

     (c) No compensation payable by Ridgewood to any of its employees under any Ridgewood Employee Plan (including by reason of the transactions contemplated hereby) will be subject to disallowance under Section 162(m) of the IRC.

     (d) Except as set forth on Ridgewood Disclosure Schedule 3.12(d), Ridgewood does not have any liability for any post-retirement health, medical or similar benefit of any kind whatsoever, except as required by statute or regulation. With respect to any benefit set forth on Ridgewood Disclosure Schedule 3.12(d), such schedule identifies the method of funding and the funded status of such benefit.

     Section 3.13 Brokers, Finders and Financial Advisors. Except the engagement of Ryan Beck in connection with transactions contemplated by this Agreement, neither Ridgewood, nor any of its officers, directors, employees or agents, has engaged or retained any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or, except for the commitments disclosed in Ridgewood Disclosure Schedule 3.13, incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement, which has not been reflected in the Ridgewood Financials.

     Section 3.14. Environmental Matters.

     (a) Except as set forth in Ridgewood Disclosure Schedule 3.14(a):

          (i) To the best of Ridgewood's knowledge, the Participation Facilities (as defined below) and the Loan Properties are, and have been, in substantial compliance with all Environmental Laws;

          (ii) There is no suit, claim, action, notice, demand, executive or administrative order, directive, investigation or proceeding pending or, to the knowledge of Ridgewood, threatened before any court, governmental agency or board or other forum against any of them (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release (as defined herein) into the environment of any Hazardous Material (as defined herein), whether or not occurring at or on a site owned, leased or operated by any of them or any Participation Facility;

          (iii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to the knowledge of Ridgewood, threatened before any court, governmental agency or board or other forum relating to or against any Loan Property (or Ridgewood in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material;

          (iv) The properties currently owned or operated by Ridgewood (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under any applicable Environmental Law;

          (v) Ridgewood has not received any notice, demand letter, executive or administrative order, directive or request for information from any Federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

          (vi) There are no underground storage tanks on, in or under any properties owned or operated by Ridgewood and no underground storage tanks have been closed or removed from any properties owned or operated by Ridgewood; and

          (vii) During the period of ownership or operation by Ridgewood of any of its respective current properties, or during the period of participation in the management of any Participation Facility by Ridgewood, there has been no contamination by or release of Hazardous Materials in, on, under or affecting such properties. Prior to the period of ownership or operation by Ridgewood of any of its current properties, or prior to the period of participation in the management of any Participation Facility by Ridgewood, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties.

     (b) As used in this section the term "Loan Property" means any property in which the applicable party (or a Subsidiary of it) holds a security interest, and, where required by the context, includes the owner or operator of such property, but only with respect to such property. The term "Participation Facility" means any facility in which the applicable party (or a Subsidiary of it) participates in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

     Section 3.15. Loan Portfolio.

     (a) With respect to each loan owned by Ridgewood in whole or in part (each, a "Loan"):

          (i) the note and the related security documents are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms;

          (ii) neither Ridgewood nor any prior holder of a Loan, has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

          (iii) Ridgewood is the sole holder of legal and beneficial title to each Loan (or any applicable participation interest, as appropriate), except as otherwise referenced on the books and records of Ridgewood;

          (iv) the note and the related security documents, copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been suspended, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

          (v) there is no pending or threatened condemnation proceeding or similar proceeding affecting the property that serves as security for a Loan, except as otherwise referenced on the books and records of Ridgewood;

          (vi) there is no litigation or proceeding pending or threatened relating to the property that serves as security for a Loan that would have a Material Adverse Effect upon the related Loan, except as otherwise disclosed by documents in the applicable Loan file;

          (vii) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable, except as otherwise disclosed by documents in the applicable Loan file; and

          (viii) no representation or warranty set forth in this Section 3.15 shall be deemed to be breached unless such breach, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Ridgewood.

     (b) The allowance for possible losses reflected in Ridgewood Financial's audited statement of condition at December 31, 1999 was, and the allowance for possible losses shown on the balance sheets in Ridgewood Financial's Securities Documents for periods ending after December 31, 1999 have been and will be, adequate, as of the dates thereof, under GAAP.

     (c) Ridgewood Disclosure Schedule 3.15 sets forth by category all loans, leases, advances, credit enhancements, other extensions of credit, commitments and interest-bearing assets of Ridgewood, including the amounts thereof and the name of the obligor, that have been classified (whether regulatory or internal) as "Special Mention," "Substandard," "Doubtful," "Loss" or words of similar import as of September 30, 2000. The other real estate owned ("OREO") included in any non-performing assets of Ridgewood is carried net of reserves at the lower of cost or fair value, less estimated selling costs, based on current independent appraisals or evaluations or current management appraisals or evaluations; provided, however, that "current" shall mean within the past 12 months.

     Section 3.16. Information to be Supplied. Except for any information provided by Boiling Springs concerning Boiling Springs for inclusion therein, the Proxy Statement mailed to Ridgewood Financials' stockholders and, if necessary, the depositors of Ridgewood Savings will not, at the time it or they are mailed, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Ridgewood for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material aspects.

     Section 3.17. Securities Documents. Ridgewood Financial has made available to Boiling Springs copies of its (i) annual reports on Form 10-KSB for the years ended December 31, 1998 and 1999, (ii) quarterly reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2000, and (iii) all proxy materials used or for use in connection with any meeting of stockholders. Such reports and such proxy materials complied, at the time filed, in all material respects, with the Securities Laws.

     Section 3.18. Related Party Transactions. Except as disclosed in Ridgewood Disclosure Schedule 3.18, or as described in Ridgewood Financial's proxy statement distributed in connection with the 2000 annual meeting of stockholders (which previously has been provided to Boiling Springs), Ridgewood is not a party to any transaction (including any loan or other credit accommodation) with an Affiliate. Except as disclosed in Ridgewood Disclosure Schedule 3.18, all such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectability or present other unfavorable features. Except as set forth in Ridgewood Disclosure Schedule 3.18, no loan or credit accommodation to an Affiliate is presently in default or, during the three-year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. Ridgewood has not been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation is inappropriate.

     Section 3.18. Related Party Transactions. Except as disclosed in Ridgewood Disclosure Schedule 3.18, or as described in Ridgewood Financial's proxy statement distributed in connection with the 2000 annual meeting of stockholders (which previously has been provided to Boiling Springs), Ridgewood is not a party to any transaction (including any loan or other credit accommodation) with an Affiliate. Except as disclosed in Ridgewood Disclosure Schedule 3.18, all such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectability or present other unfavorable features. Except as set forth in Ridgewood Disclosure Schedule 3.18, no loan or credit accommodation to an Affiliate is presently in default or, during the three-year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. Ridgewood has not been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation is inappropriate.

     Section  3.19.  Schedule  of  Termination  Benefits.  Ridgewood  Disclosure
Schedule 3.19 includes a schedule of all termination benefits and related payments that would be payable to the individuals identified thereon, under any and all employment agreements, special termination agreements, supplemental executive retirement plans, deferred bonus plans, deferred compensation plans, salary continuation plans, or any compensation arrangement, or other pension benefit or welfare benefit plan maintained by Ridgewood for the benefit of officers or directors of Ridgewood (the "Benefits Schedule"), assuming their employment or service is terminated as of September 30, 2001 and the Closing Date occurs prior to such termination. No other individuals are entitled to benefits under any such plans.

     Section  3.20.  Deposits.  Except  as set  forth  in  Ridgewood  Disclosure
Schedule 3.20, none of the deposits of Ridgewood is a "brokered" deposit as defined in 12 U.S.C. Section 1831f(g).

     Section 3.21. Fairness Opinion . Ridgewood Financial has received a written opinion from Ryan Beck to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the Merger Consideration to be received by the stockholders of Ridgewood Financial pursuant to this Agreement is fair to such stockholders from a financial point of view and the Depositor Conversion is fair from a financial point of view to the depositors of Ridgewood Savings (the "Fairness Opinion").

     Section 3.22. Antitakeover Provisions Inapplicable; Required Vote of Stockholders. Except as set forth on Ridgewood Disclosure Schedule 3.22, and except for approvals required under the Federal and state banking laws, the transactions contemplated by this Agreement are not subject to any applicable state takeover law. The affirmative vote of a majority of the votes cast by stockholders of Ridgewood Financial Common Stock is necessary to approve this Agreement and the transactions contemplated hereby.

     Section 3.23 Derivative Transactions. Except as set forth in Ridgewood Disclosure Schedule 3.23, Ridgewood has not entered into any futures contract, option contract, interest rate caps, interest rate floors, interest rate exchange agreement or other derivative instruments.

     Section 3.24 Notice of Termination of Provident Agreement. The Board of Ridgewood Financial has deemed the terms of the Agreement to be a Superior Proposal, as defined in the Agreement and Plan of Merger, dated August 28, 2000, with Provident Savings Bank ("Provident Merger Agreement"), and Ridgewood Financial has given notice of termination of the Provident Merger Agreement to Provident Savings Bank, as required under Section 7.01(d) thereof.


                                   ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF BOILING SPRINGS

     Boiling Springs represents and warrants to Ridgewood that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the Boiling Springs Disclosure Schedules delivered by Boiling Springs on the date hereof. Boiling Springs has made a good faith effort to ensure that the disclosure on each schedule of the Boiling Springs Disclosure Schedules corresponds to the section referenced herein. However, for purposes of the Boiling Springs Disclosure Schedules, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

     Section 4.01. Organization.

     (a) Bank is a stock savings bank duly organized, validly existing and in good standing under the laws of the State of New Jersey. The deposits of Bank are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Bank. Each Bank Subsidiary is a corporation duly organized, validly
existing  and  in  good  standing  under  the  laws  of  its   jurisdiction   of
incorporation or organization. Bancorp is a stock corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. MHC is a mutual holding company of the Bank duly organized, validly existing and in good standing under the laws of the State of New Jersey.

     (b) Bank is a member in good standing of the FHLB of New York and owns the requisite amount of stock therein.

     (c) Prior to the date of this Agreement, Boiling Springs has made available
to  Ridgewood   Financial  true  and  correct  copies  of  the   certificate  of
incorporation and bylaws of Boiling Springs.

     (d) As of the Closing Date, Bancorp Merger Sub will have been duly organized and will be validly existing as a New Jersey chartered corporation and a wholly-owned subsidiary of the Bancorp.

     Section 4.02 Authority; No Violation.

     (a) Boiling Springs has full power and authority to execute and deliver this Agreement and Bancorp and MHC will have full power and authority to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Boiling Springs and the completion by Boiling Springs of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Boiling Springs, and no other corporate proceedings on the part of Boiling Springs are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Boiling Springs and, subject to receipt of the required approvals of Regulatory Authorities described in Section 4.03 hereof, constitutes the valid and binding obligation of Boiling Springs, enforceable against Boiling Springs in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally.

     (b) Subject to the receipt of approvals from the Regulatory Authorities referred to in Section 5.03 hereof and the compliance by Ridgewood and Boiling Springs with any conditions contained therein,

          (A) the execution and delivery of this Agreement by Boiling Springs,

          (B) the consummation of the transactions contemplated hereby, and

          (C) compliance by Boiling Springs with any of the terms or provisions hereof,

will not (i) conflict with or result in a breach of any provision of the Certificate of Incorporation or bylaws of Boiling Springs or any Boiling Springs Subsidiary; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Boiling Springs or any Boiling Springs Subsidiary or any of their respective properties or assets; or
(iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Boiling Springs under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Boiling Springs is a party, or by which it or any of its properties or assets may be bound or affected.

     Section 4.03. Consents. Except for consents, approvals, filings and registrations from or with the Department, FDIC, FRB, and SEC, and compliance with any conditions contained therein, and the approval of this Agreement by the stockholders of Ridgewood Financial and, if necessary, the depositors of Ridgewood Savings, the appropriate filings to be made with the Department, and the chartering of any necessary interim savings banks by the Department, no consents or approvals of, or filings or registrations with, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, or will be, in connection with the execution and delivery of this Agreement by Boiling Springs, and the completion by Boiling Springs of the transactions contemplated hereby. Boiling Springs has no reason to believe that (i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact Boiling Springs' ability to complete the transactions described in this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing which is not required, will object to the completion of the transactions described in this Agreement.

     Section 4.04. Compliance With Applicable Law.

     (a) Boiling Springs and the Boiling Springs Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their businesses nor otherwise have a Material Adverse Effect on Boiling Springs and its Subsidiaries taken as a whole.

     (b) Except as set forth in Boiling Springs Disclosure Schedule 4.04(b), neither Boiling Springs nor any Boiling Springs Subsidiary has received any notification or communication from any Regulatory Authority (i) asserting that Boiling Springs or any Boiling Springs Subsidiary is not in compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Boiling Springs or any Boiling Springs Subsidiary; (iii) requiring or threatening to require Boiling Springs or any Boiling Springs Subsidiary, or indicating that Boiling Springs or any Boiling Springs Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement restricting or limiting, or purporting to restrict or limit, in any manner the operations of Boiling Springs or any Boiling Springs Subsidiary; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of Boiling Springs or any Boiling Springs Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither Boiling Springs nor any Boiling Springs Subsidiary is a party to, nor has consented to any Regulatory Agreement. The most recent regulatory rating given to Bank as to compliance with the CRA is satisfactory or better.

     Section 4.05. Information to be Supplied. The information to be supplied by Boiling Springs for inclusion in the Proxy Statement or Proxy Statements will not, at the time the Proxy Statement or Proxy Statements are mailed to Ridgewood Financial stockholders or the depositors of Ridgewood Savings contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Boiling Springs for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material respects.

     Section 4.06. Financing. As of the date hereof, Boiling Springs has, and at the Merger Effective Date, Bancorp will have, funds which are sufficient and available to meet its obligations under this Agreement and to consummate in a timely manner the transactions contemplated by this Agreement, and Bank will not fail to meet its capital requirements as a result thereof.

     Section 4.07. Regulatory Approvals. Boiling Springs is not aware of any reason that it cannot obtain any of the approvals of Regulatory Authorities necessary to consummate the transactions contemplated by this Agreement and Boiling Springs has not received any advice or information from any regulatory authority indicating that such approvals will be denied or are doubtful or will be unduly delayed.

     Section 4.08. Legal Proceedings . Except as set forth in Boiling Springs Disclosure Schedule 4.08 hereto, Boiling Springs is not a party to any, and there are no pending or, to the best of Boiling Springs's knowledge, threatened legal, administrative, arbitration or other proceedings, actions or governmental investigations of any nature (i) against Boiling Springs, (ii) to which Boiling Springs's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Boiling Springs to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Boiling Springs. Boiling Springs has not consented to or entered into any currently effective Regulatory Agreement.

     Section 4.09.Boiling Springs Financial Statements . Boiling Springs has delivered to Ridgewood copies of the consolidated statements of financial condition of Boiling Springs as of April 30, 2000, for the fiscal years of 2000 and 1999, and the related consolidated statements of operations, changes in equity and cash flows for the fiscal years 1998 through 2000, inclusive, in each case accompanied by the audit report of independent public accountants. The consolidated statements of financial condition of Boiling Springs referred to herein (including the related notes, where applicable) fairly present the consolidated financial condition of Boiling Springs as of the respective dates set forth therein, and the related consolidated statements of operations, changes in equity and cash flows (including the related notes, where applicable) fairly present the results of the consolidated operations, changes in equity and cash flows of Boiling Springs of the respective periods or as of the respective dates set forth therein, in each case in conformity with GAAP consistently applied.

     Section 4.10. Boiling Springs Benefit Plans . (a) Boiling Springs has provided Ridgewood with a complete and accurate list of all pension, retirement, group insurance, and other employee benefit plan and arrangements, including, but not limited to, employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements with respect to any present employees of Boiling Springs (hereinafter collectively referred to as the "Boiling Springs Employee Plans" and individually as a "Boiling Springs Employee Plan"). Each of the Boiling Springs Employee Plans complies in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws.

     (b) No Boiling Springs Employee Plan which is subject to Title IV of ERISA (each such plan shall be referred to herein as a "Boiling Springs Pension Plan") had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Boiling Springs Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Boiling Springs Pension Plan as of the end of the most recent plan year with respect to the respective Boiling Springs Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Boiling Springs Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Boiling Springs Pension Plan within the 12-month period ending on the date hereof.

     (c) Each Boiling Springs Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC has received a favorable determination letter from the IRS, and Boiling Springs is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to Boiling Springs's knowledge, threatened litigation, administrative action or proceeding relating to any Boiling Springs Employee Plan.

     Section  4.11Absence  of Certain  Changes . Except as disclosed in Schedule
4.11 or as provided for or contemplated in this Agreement, Boiling Springs has not suffered any Material Adverse Effect since April 30, 2000.


                                    ARTICLE V
                            COVENANTS OF THE PARTIES

     Section 5.01. Conduct of Ridgewoods Business.

     (a) From the date of this Agreement to the Closing Date, Ridgewood will conduct its business and engage in transactions, including extensions of credit, only in the ordinary course and consistent with past practice and policies in existence on the date hereof, except as otherwise required or contemplated by this Agreement or with the written consent of Bank. Ridgewood will use its reasonable good faith efforts, to (i) preserve its business organizations intact, (ii) maintain good relationships with its employees, and (iii) preserve the goodwill of its customers and others with whom business relationships exist. From the date hereof to the Closing Date, except as otherwise consented to or approved by Boiling Springs in writing (which approval will not be unreasonably delayed or withheld) or as contemplated or required by this Agreement, Ridgewood will not:

          (i) amend or change any provision of its certificate of incorporation, charter, or bylaws;

          (ii) except as set forth in Ridgewood Disclosure Schedule 5.01(a)(ii), change the number of authorized or issued shares of its capital stock or issue or grant any Right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock or redeem or otherwise acquire any shares of capital stock, except that Ridgewood Financial may continue to pay its regular quarterly cash dividend of $0.04 per share, with record and payment dates consistent with past practice; Provided further, that if the Closing Date is more than forty-five (45) after the next preceding Ridgewood Financial Common Stock dividend payment date, Ridgewood Financial may declare and pay a final cash dividend per share at the quarterly rate of $.04 per share, with the exact amount per share to be an amount that is pro rata through the payment date (from the preceding payment date);

          (iii)  except  as set  forth  in  the  Ridgewood  Disclosure  Schedule
5.01(a)(iii), grant or agree to pay any bonus, severance or termination to, enter into or amend, or take any action (other than executing this Agreement) that would trigger obligations under any employment agreement, severance agreement, supplemental executive agreement, or similar agreement or arrangement with any of its directors, officers or employees, or increase in any manner the compensation or fringe benefits of any employee, officer or director, except for salary increases in the ordinary course of business consistent with past practice or as may be required pursuant to legally binding commitments existing on the date hereof set forth in Ridgewood Disclosure Schedules 3.08 and 3.12; and provided further, that bonuses may be paid to employees with respect the year ending December 31, 2000 to the extent that the related expense has been accrued (with no change in the method or amount of accrual during the calendar year) and the bonuses are generally consistent (with respect to amounts and persons covered) with past practices;

          (iv) enter into or, except as may be required by law or by the terms of this Agreement, modify any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution or defined benefit plan not in the ordinary course of business consistent with past practice; or materially amend any Ridgewood Employee Plan except to the extent such modifications or amendments do not result in an increase in cost;

          (v) except as otherwise provided in Section 5.06 of this Agreement, merge or consolidate Ridgewood with any other corporation; sell or lease all or any substantial portion of the assets or business of Ridgewood; make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between Ridgewood and any other person; enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by Ridgewood of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

          (vi) sell or otherwise dispose of the capital stock of Ridgewood or sell or otherwise dispose of any asset of Ridgewood other than in the ordinary course of business consistent with past practice; subject any asset of Ridgewood to any lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, FHLB of New York advances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "Federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice; incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

          (vii) take any action which would result in any of the representations and warranties of Ridgewood set forth in Article III of this Agreement becoming untrue as of any date after the date hereof (except as to any representation or warranty which specifically relates to an earlier date) or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law;

          (viii) change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Regulatory Authority responsible for regulating Ridgewood;

          (ix) waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness to which Ridgewood is a party, other than in the ordinary course of business, consistent with past practice;

          (x) purchase any security for its investment portfolio not rated "A" or higher by either Standard & Poor's Corporation or Moody's Investor Services, Inc, or with a remaining term to maturity of more than five (5) years;

          (xi) make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers in excess of $300,000 in the aggregate, or increase, compromise, extend, renew or modify any existing loan or commitment outstanding in excess of $300,000, except for loans secured by one- to four-family, residential real property in an amount not exceeding $750,000 (on the basis of and consistent with existing lending policies) and except for any commitments disclosed on the Ridgewood Disclosure Schedule 5.01(a)(xi).

          (xii) except as set forth on the Ridgewood Disclosure Schedule 5.01(a)(xii), enter into, renew, extend or modify any other transaction with any Affiliate;

          (xiii) enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or, except in the ordinary course of business and consistent with past practice, take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

          (xiv) except for the execution of, and as otherwise provided in, this Agreement, take any action that would give rise to a right of payment to any individual under any employment agreement, or take any action that would give rise to a right of payment to any individual under any Ridgewood Employee Plan;

          (xv) make any change in policies with regard to the extension of credit, the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations or in GAAP or by applicable regulatory authorities;

          (xvi) except as set forth in Ridgewood Disclosure Schedule 5.01(a)(xvi), make any capital expenditures in excess of $50,000 individually or $100,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

          (xvii) purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

          (xviii) incur any non-deposit liability in excess of $250,000 other than in the ordinary course of business consistent with past practice; or

          (xix) agree to do any of the foregoing.

     For purposes of this Section 5.01, unless provided for in a business plan, budget or similar document delivered to Boiling Springs prior to the date of this Agreement, it shall not be considered in the ordinary course of business for Ridgewood to do any of the following: (i) except as set forth in Ridgewood Disclosure Schedule 5.01, make any sale, assignment, transfer, pledge, hypothecation or other disposition of any assets having a book or market value, whichever is greater, in the aggregate in excess of $200,000, other than pledges of assets to secure government deposits, to exercise trust powers, sales of assets received in satisfaction of debts previously contracted in the normal course of business, issuance of loans, sales of previously purchased government guaranteed loans, or transactions in the investment securities portfolio by Ridgewood or repurchase agreements made, in each case, in the ordinary course of business; or (ii) except as set forth in Ridgewood Disclosure Schedule 5.01, undertake or enter any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by Ridgewood of more than $50,000 annually, or containing a material financial commitment and extending beyond 12 months from the date hereof.

     Section 5.02. Access; Confidentiality.

     (a) Ridgewood shall permit Boiling Springs and its representatives reasonable access to its properties and make available to them all books, papers and records relating to the assets, properties, operations, obligations and liabilities of Ridgewood, including, but not limited to, all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees thereof) (other than minutes of any confidential discussion of this Agreement and the transactions contemplated hereby), and stockholders, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Boiling Springs may have a reasonable interest (provided that Ridgewood shall not be required to provide access to any information that would violate their attorney-client privilege or any employee or customer privacy policies, laws or regulations). Ridgewood shall make its respective officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with Boiling Springs and its representatives. Ridgewood Savings shall provide in a timely manner to Bank's officer in charge of retail banking copies of current rate sheets for all deposit and loan products. Ridgewood shall permit Boiling Springs, at its expense, to cause a "phase I environmental audit" and a "phase II environmental audit" to be performed at any physical location owned or occupied by Ridgewood, provided that such audit is contracted for within forty-five days of the date of this agreement and commenced as soon as practicable thereafter. The parties will hold all such information delivered in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement, dated October 19, 2000, between Ridgewood and Boiling Springs (the "Confidentiality Agreement").

     (b) Boiling Springs agrees to conduct such investigations and discussions hereunder in a manner so as not to interfere unreasonably with normal operations and customer and employee relationships of the other party.

     (c) In addition to the access permitted by subparagraph (a) above, from the date of this Agreement through the Closing Date, Ridgewood shall permit employees of Bank reasonable access to information relating to problem loans, loan restructurings and loan work-outs of Ridgewood Savings.

     Section 5.03. Regulatory Matters and Consents.

     (a) Boiling Springs will, in consultation with Ridgewood, prepare all Applications and make all filings for, and use its best efforts to obtain as promptly as practicable after the date hereof, all necessary permits, consents, approvals, waivers and authorizations of all Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement. Boiling Springs shall file the Applications within forty-five days of the date of this Agreement, or as soon thereafter as is practicable.

     (b) Ridgewood will furnish Boiling Springs with all information concerning Ridgewood as may be necessary or advisable in connection with any Application or filing made by or on behalf of Boiling Springs to any Regulatory Authority in connection with the transactions contemplated by this Agreement.

     (c) Boiling Springs and Ridgewood will promptly furnish the other with copies of all material written communications to, or received by them from any Regulatory Authority in respect of the transactions contemplated hereby, except information which is filed by either party which is designated as confidential.

     (d) Boiling Springs will use its best efforts to obtain all necessary regulatory approvals to effectuate the transactions contemplated by this Agreement and related exhibits and appendices.

     (e) Ridgewood will use its best efforts to obtain all necessary regulatory approvals to effectuate the transactions contemplated by this Agreement and related exhibits and appendices.

     (f) The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities. Boiling Springs will furnish Ridgewood Financial and its counsel with copies of all Applications prior to filing with any Regulatory Authority and provide Ridgewood Financial a reasonable opportunity to provide changes to such Applications, and copies of all Applications filed by Boiling Springs .

     (g) Ridgewood and Boiling Springs will cooperate with each other in the foregoing matters and will furnish the responsible party with all information concerning it and its subsidiaries as may be necessary or advisable in connection with any Application or filing made by or on behalf of Boiling Springs or Ridgewood to any Regulatory Authority in connection with the transactions contemplated by this Agreement, and such information will be accurate and complete in all material respects. In connection therewith, each party will provide certificates and other documents reasonably requested by the other.

     (h) If any (i) Regulatory Authority objects to a term or condition set forth in this Agreement, and (ii) that term or condition is modified to the satisfaction of the Regulatory Authority or is eliminated in order to satisfy the Regulatory Authority, and (iii) such modification or elimination would cause a reduction in benefits to the party for whom the term or condition was meant to benefit, then the parties hereto shall use their best efforts to enter into an alternative arrangement so that such benefits are not reduced, provided such alternative arrangement is permissible under applicable law and is not disapproved by any Regulatory Authority and provided further that such alternative arrangement shall not be more costly than the original benefit that has been or would be reduced as a result of an objection by a Regulatory Authority.

     Section 5.04. Taking of Necessary Action.

     (a) Boiling Springs and Ridgewood shall each use its best efforts in good faith to (i) furnish such information as may be required in connection with the preparation of the documents referred to in Section 5.03 of this Agreement, and
(ii) take or cause to be taken all action necessary or desirable on its part using its best efforts so as to permit completion of the Merger and the transactions contemplated by this Agreement, including, without limitation, (A) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required for consummation of the transactions contemplated hereby (including assignment of leases without any material change in terms), provided that Ridgewood shall not agree to make any payments or modifications to agreements in connection therewith without the prior written consent of Boiling Springs, and
(B) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No party hereto shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially impair the prospects of completing the MHC Merger and the Mid-Tier Merger pursuant to this Agreement; provided that nothing herein contained shall preclude Boiling Springs or Ridgewood from exercising its rights under this Agreement.

     (b) Ridgewood MHC and Ridgewood Savings shall prepare, subject to the review of Boiling Springs with respect to matters relating to Boiling Springs and the transactions contemplated by this Agreement, the Proxy Statement to be filed by Ridgewood Financial with the SEC and to be mailed to the stockholders of Ridgewood Financial in connection with the meeting of its stockholders and transactions contemplated hereby, which Proxy Statement shall conform to all applicable legal requirements. Should it be required by Regulatory Authorities, Ridgewood MHC and Ridgewood Savings shall prepare, subject to the review and consent of Boiling Springs with respect to matters relating to Boiling Springs and the transactions contemplated by this Agreement, the Proxy Statement to be filed by Ridgewood MHC with the Regulatory Authorities and to be mailed to depositors in connection with a meeting of depositors and the transactions contemplated hereby. The parties shall cooperate with each other with respect to the preparation of any Proxy Statement. Ridgewood Savings and Ridgewood MHC shall, as promptly as practicable following the preparation thereof, file any Proxy Statement with the Regulatory Authorities, and Ridgewood shall use all reasonable efforts to have any Proxy Statement mailed to stockholders, and if necessary depositors, as promptly as practicable after such filing, provided that Ridgewood Financial and Ridgewood MHC shall have received an updated Fairness Opinion as of a date no more than three days prior to the date of the Proxy Statement (the "Updated Fairness Opinion"). Ridgewood Financial and Ridgewood Savings will promptly advise Boiling Springs of the time when any Proxy

Statement has been filed and mailed, or of any comments from any Regulatory Authority or any request by any Regulatory Authority for additional information.

     Section 5.05. Certain Agreements.

     (a) Boiling Springs shall maintain in effect for three years from the Merger Effective Date, if available, the current directors' and officers' liability insurance policy maintained by Ridgewood Financial (provided that Boiling Springs may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring prior to the Closing Date. In connection with the foregoing, Ridgewood Financial agrees to provide such insurer or substitute insurer with such representations as such insurer may request with respect to the reporting of any prior claims.

     (b) For a period of six years from the Merger Effective Date, Boiling Springs agrees to indemnify, defend and hold harmless each present and former director and officer of Ridgewood determined as of the Closing Date (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, judgments or amounts paid in settlement (with the approval of Boiling Springs, which approval shall not be unreasonably withheld) or in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the Merger Effective Date (a "Claim") in which an Indemnified Party is, or is threatened to be made, a party or a witness based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was a director or officer of Ridgewood, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing Date, to the fullest extent to which directors and officers of Ridgewood are entitled under New Jersey law, Ridgewood Financial's certificate of incorporation and bylaws, Ridgewood Savings' and Ridgewood MHC's charter and bylaws, or other applicable law as in effect on the date hereof (and Boiling Springs shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the extent permissible to a New Jersey corporation or savings bank, or Ridgewood Financial's certificate of incorporation and bylaws; provided, that the person to whom expenses are advanced provides an undertaking to repay such expenses if it is ultimately determined that such person is not entitled to indemnification). All rights to indemnification in respect of a Claim asserted or made within the period described in the preceding sentence shall continue until the final disposition of such Claim.

     (c)  Any  Indemnified   Party  wishing  to  claim   indemnification   under
Section 5.05(b), upon learning of any Claim, shall promptly notify Boiling Springs , but the failure to so notify shall not relieve Boiling Springs of any liability it may have to such Indemnified Party except to the extent that such failure materially prejudices Boiling Springs. In the event of any Claim, (i) Boiling Springs shall have the right to assume the defense thereof (with counsel reasonably satisfactory to the Indemnified Party) and shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that, if Boiling Springs elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Boiling Springs and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Boiling Springs shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, provided further that Boiling Springs shall in all cases be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, (ii) the Indemnified Parties will cooperate in the defense of any such Claim and (iii) Boiling Springs shall not be liable for any settlement effected without its prior written consent (which consent shall not unreasonably be withheld).

     (d) In the  event  Boiling  Springs  or any of its  successors  or  assigns
(i) consolidates with or merges into any other Person and shall not continue or survive such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Boiling Springs assume the obligations set forth in this Section 5.05.

     (e) The provisions of this Section 5.05 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

     Section 5.06. No Other Bids and Related Matters. From and after the date hereof until the termination of this Agreement, neither Ridgewood nor any of its officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by Ridgewood), will, directly or indirectly, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Acquisition Proposal or agree to or endorse any Acquisition Proposal, or authorize or permit any of its officers, directors, or employees or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by any of its subsidiaries to take any such action, and Ridgewood shall notify Boiling Springs orally (within two business days) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any such officer, director employee, investment banker, financial advisor, attorney, accountant or other representative may receive relating to any of such matters, provided, however, that nothing contained in this Section 5.06 shall prohibit the Board of Directors from: (i) furnishing information to, or entering into discussions or negotiations with any person or entity that makes an unsolicited written, bona fide proposal, to acquire Ridgewood Financial and Ridgewood Savings pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only to the extent that, (A) the Board of Directors of Ridgewood Financial receives a written opinion from its independent financial advisor that such proposal may be superior to the Merger from a financial point of view to Ridgewood Financial stockholders, (B) legal counsel advises Ridgewood Financial that the proposed acquiror may legally acquire Ridgewood Financial and Ridgewood Savings, (C) the Board of Directors of Ridgewood Financial, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is necessary for the Board of Directors of Ridgewood Financial to comply with its fiduciary duties to stockholders under applicable law (such proposal that satisfies (A) (B) and (C) being referred to herein as a "Superior Proposal"), (D) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, Ridgewood Financial (x) provides reasonable notice to Boiling Springs to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity and (y) receives from such person or entity an executed confidentiality agreement in form and substance identical in all material respects to the Confidentiality Agreement, and (E) the Ridgewood Financial special meeting of stockholders convened to approve this Agreement has not occurred; (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer; or (iii) prior to the Ridgewood Financial special meeting of stockholders convened to approve this Agreement, failing to make or withdrawing or modifying its recommendation to stockholders, and entering into a Superior Proposal if there exists a Superior Proposal and the Board of Directors of Ridgewood Financial, after consultation with and based upon the advice of independent legal counsel, determined in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law. For purposes of this Agreement, "Acquisition Proposal" shall mean any of the following (other than the transactions contemplated hereunder) involving Ridgewood: (i) any merger, consolidation, share exchange, business combination, or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of Ridgewood Financial or Ridgewood Savings, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of Ridgewood Financial or the filing of a registration statement under the Securities Laws in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     Section 5.07. Duty to Advise; Duty to Update the Ridgewood Disclosure Schedules. Ridgewood shall promptly advise Boiling Springs of any change or event having a Material Adverse Effect on Ridgewood or which Ridgewood believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Ridgewood shall update the Ridgewood Disclosure Schedules as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Ridgewood Disclosure Schedules. The delivery of such updated Ridgewood Disclosure Schedule shall not relieve Ridgewood from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 6.02(c) hereof.

     Section 5.08. Conduct of Boiling Springss Business. From the date of this Agreement to the Closing Date,Boiling Springs will use its best efforts to (x) preserve its business organizations intact, (y) maintain good relationships with employees, and (z) preserve for itself the goodwill of customers of Boiling Springs. From the date of this Agreement to the Closing Date, Boiling Springs will not (i) amend its charter or bylaws in any manner inconsistent with the prompt and timely consummation of the transactions contemplated by this Agreement; (ii) take any action which would result in any of the representations and warranties of Boiling Springs set forth in Article IV of this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law; (iii) take any action which would or is reasonably likely to adversely effect or materially delay the receipt of the necessary approvals from the Regulatory Authorities;
(iv) take action which would or is reasonably likely to materially and adversely affect Boiling Springs' ability to perform its covenants and agreements under this Agreement; (v) take any action that would result in any of the conditions to the transactions contemplated by this Agreement not being satisfied; or (vi) agree to do any of the foregoing.

     Section 5.09. Board and Committee Minutes. Ridgewood Savings, Ridgewood Financial and Ridgewood MHC shall each provide to Boiling Springs, within twenty-five (25) days after any meeting of their respective Board of Directors, or any committee thereof, or any senior management committee, a copy of the minutes of such meeting, except that with respect to any meeting held within twenty-five (25) days of the Closing Date, such minutes shall be provided to each party prior to the Closing Date. Ridgewood may exclude from the minutes matters (i) relating to merger negotiations, (ii) associated with Section 5.06, or (iii) relating to Ridgewood's discussions of possible breaches of this Agreement by Boiling Springs.

     Section 5.10. Undertakings by the Parties.

     (a) From and after the date of this Agreement:

          (i) Voting by Directors. Concurrently with the execution of this Agreement, or within five business days thereof, the Directors of Ridgewood Savings, Ridgewood Financial and Ridgewood MHC shall have entered into the agreement set forth as Exhibit E to this Agreement;

          (ii) Proxy Solicitor. If requested to do so by Boiling Springs, Ridgewood Financial and/or Ridgewood MHC shall retain a proxy solicitor in connection with the solicitation of stockholders and any necessary Ridgewood MHC depositor approval of this Agreement and the transaction contemplated hereby;

          (iii) Outside Service Bureau Contracts. If requested to do so by Boiling Springs, Ridgewood Savings shall use its best efforts to obtain an extension of any contract with an outside service bureau or other vendor of services to Ridgewood Savings, on terms and conditions mutually acceptable to Ridgewood Savings and Bank;

          (iv)  Board  Meetings.  Ridgewood  Savings,  Ridgewood  Financial  and
Ridgewood MHC shall permit a representative of Boiling Springs to attend meetings of their Boards of Directors or the Executive Committees thereof (provided that they shall not be required to permit the Boiling Springs representative to remain present during any confidential discussion of the Agreement and the transactions contemplated thereby);

          (v) List of Nonperforming Assets. Ridgewood Savings shall provide Bank, within ten (10) days of the end of each calendar month, a written list of nonperforming assets (the term "nonperforming assets," for purposes of this subsection, means (i) loans that are "troubled debt restructuring" as defined in Statement of Financial Accounting Standards No. 15, "Accounting by Debtors and Creditors for Troubled Debt Restructuring," (ii) loans on nonaccrual, (iii) real estate owned, (iv) all loans ninety (90) days or more past due as of the end of such month and (v) and impaired loans; and

          (vi) Reserves and Merger-Related Costs. On or before the Merger Effective Date, and at the request of Boiling Springs, Ridgewood Financial shall establish such additional accruals and reserves as may be necessary to conform the accounting reserve practices and methods (including credit loss practices and methods) of Ridgewood Financial to those of Boiling Springs (as such practices and methods are to be applied to Boiling Springs from and after the Closing Date) and Boiling Springs' plans with respect to the conduct of the business of Ridgewood Financial following the Merger and otherwise to reflect Merger-related expenses and costs incurred by Ridgewood Financial, provided, however, that Ridgewood Financial shall not be required to take such action unless Boiling Springs agrees in writing that all conditions to closing set forth in Section 6.02 have been satisfied or waived (except for the expiration of any applicable waiting periods); prior to the delivery by Boiling Springs of the writing referred to in the preceding clause, Ridgewood Financial shall provide Boiling Springs a written statement, certified without personal liability by the chief executive officer of Ridgewood Financial and dated the date of such writing, that the representations made in Section 3.15 hereof are true as of such date or, alternatively, setting forth in detail the circumstances that prevent such representation from being true as of such date; and no accrual or reserve made by Ridgewood Financial or any Ridgewood Subsidiary pursuant to this subsection, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute or be deemed to be a breach or violation of any representation, warranty, covenant, condition or other provision of this Agreement or constitute a termination event within the meaning of Section 7.01(b) hereof. No action shall be required to be taken by Ridgewood Financial pursuant to this Section 5.10(vi) if, in the opinion of Ridgewood Financial's independent auditors, such action would contravene GAAP.

          (vii) Stockholders and Depositors Meeting.

               (A) Ridgewood Financial shall submit this Agreement to its stockholders for approval at a meeting to be held as soon as practicable. Subject to the receipt of the Updated Fairness Opinion, the Board of Directors shall recommend approval of this Agreement to the Ridgewood Financial stockholders. The Board of Directors of Ridgewood Financial may fail to make such a recommendation, or withdraw, modify or change any such recommendation only in connection with a Superior Proposal, as set forth in Section 5.06 of this Agreement, and only if such Board of Directors, after having consulted with and considered the written advice of outside counsel to such Board, has determined that the making of such recommendation, or the failure so to withdraw, modify or change its recommendation, would constitute a breach of the fiduciary duties of such Board. Ridgewood Financial shall take all steps necessary in order to hold a special meeting of stockholders for the purpose of approving this Agreement as soon as is practicable and subject to its fiduciary duties, but Ridgewood shall not be required to hold the special meeting of stockholders prior to obtaining regulatory approval of the Merger. Ridgewood MHC shall vote its shares in favor of this Agreement.

               (B) If required by Regulatory Authorities, Ridgewood MHC shall submit this Agreement to Ridgewood Savings depositors for approval, and, subject to its fiduciary duties, Ridgewood MHC's Board of Directors shall recommend approval of this Agreement to the depositors of Ridgewood Savings. Ridgewood MHC shall take all steps necessary in order to hold a special meeting of depositors for the purpose of approving this Agreement as soon as practicable.

          (viii) Systems Conversions. Ridgewood Savings and Bank shall meet on a regular basis to discuss and plan for the conversion of Ridgewood's data processing and related electronic informational systems to those used by Bank, which planning shall include, but not be limited to, discussion of the possible termination by Ridgewood of third-party service provider arrangements effective at the Effective Time or at a date thereafter, non-renewal of personal property leases and software licenses used by Ridgewood in connection with its systems operations, retention of outside consultants and additional employees to assist with the conversion, and outsourcing, as appropriate, of proprietary or self-provided system services, it being understood that Ridgewood shall not be obligated to take any such action prior to the Effective Time and, unless
Ridgewood otherwise agrees, no conversion shall take place prior to the Effective Time. In the event that Ridgewood takes, at the request of Bank, any action relative to third parties to facilitate the conversion that results in the imposition of any termination fees, expenses or charges, Boiling Springs shall indemnify Ridgewood for any such fees, expenses and charges, and the costs of reversing the conversion process, if for any reason the Merger is not consummated in accordance with the terms of this Agreement.

     (b) From and after the date of this Agreement, Boiling Springs and Ridgewood shall each:

          (i) Filings and Approvals. Cooperate with the other in the preparation and filing, as soon as practicable, of (A) the Applications, (B) any Proxy Statement, (C) all other documents necessary to obtain any other approvals and consents required to effect the completion of the Merger, and the transactions contemplated by this Agreement, and (D) all other documents contemplated by this Agreement;

          (ii) Public Announcements. Cooperate and cause their respective officers, directors, employees and agents to cooperate in good faith, consistent with their respective legal obligations, in the preparation and distribution of, and agree upon the form and substance of, any press release related to this Agreement and the transactions contemplated hereby, and any other public disclosures related thereto, including without limitation communications to stockholders, internal announcements and customer disclosures, but nothing contained herein shall prohibit either party from making any disclosure which its counsel deems necessary, provided that the disclosing party notifies the other party reasonably in advance of the timing and contents of such disclosure;

          (iii) Maintenance of Insurance. Maintain insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of its properties and the nature of its business;

          (iv) Maintenance of Books and Records. Maintain books of account and records in accordance with GAAP applied on a basis consistent with those principles used in preparing the financial statements heretofore delivered;

          (v) Delivery of Securities Documents. Deliver to the other copies of all Securities Documents simultaneously with the filing thereof; and

          (vi) Taxes. File all Federal, state, and local tax returns required to be filed by them on or before the date such returns are due (including any extensions) and pay all taxes shown to be due on such returns on or before the date such payment is due.

     Section 5.11. Employee and Termination Benefits; Directors and Management.

     (a) Employee Benefits. Except as otherwise provided in Sections 5.11(d) and
(e) of this Agreement, as of or after the Merger Effective Date, and at Boiling Springs's election and subject to the requirements of the IRC and ERISA, the Ridgewood Employee Plans may continue to be maintained separately, consolidated, or terminated, provided that if any Ridgewood Employee Plan is terminated, Continuing Employees (as defined below) shall participate in any Boiling Springs Employee Plan of a similar character (to the extent that one exists) as of the first entry date coincident with or following such termination. Ridgewood Continuing Employees (as defined below) shall participate in the Boiling Springs Thrift Plan (sponsored by the Financial Institutions Thrift Plan) not later than the first entry date coincident with or following the Merger Effective Date, with recognition of prior Ridgewood service for purposes of eligibility to participate and vesting, but not benefits accrual, under such Boiling Springs plan. Ridgewood Continuing Employees (as defined below) shall participate in the Boiling Springs Pension Plan (sponsored by the Financial Institutions Retiremend
Fund) not later than the first entry date coincident with or following the date of termination of the Ridgewood defined benefit pension plan or cessation of benefits accruals for future service under such Ridgewood plan, and with recognition of prior Ridgewood service for purposes of eligibility to participate and vesting, but not benefits accrual, under such Boiling Springs plan. In the event of a consolidation of any or all of such plans or in the event of termination of any Ridgewood Employee Plan, Ridgewood employees who are participants in the Ridgewood Employee Plans and who continue employment with Boiling Springs ("Continuing Employees") shall receive credit for service with Ridgewood Savings (for purposes of eligibility and vesting determination but not for benefit accrual purposes) under any existing Boiling Springs benefit plan, or new Boiling Springs benefit plan in which such employees or their dependents would be eligible to enroll, subject to any pre-existing conditions or other exclusions to which such persons were subject under the Ridgewood Employee Plans. Such service shall also apply for purposes of satisfying any waiting periods, actively-at-work requirements, and evidence of insurability requirements. Continuing Employees who become covered under a Boiling Springs health plan shall be required to satisfy the deductible limitations of the Boiling Springs health plan for the plan year in which coverage commences, without offset for deductibles satisfied under the Ridgewood health plan, except to the extent, prior to the Merger Effective Date, Ridgewood shall provide substantiation, in a form satisfactory to Boiling Springs, of the dollar amount of such deductibles which have been satisfied for such Continuing Employees.

     In the event of any termination or consolidation of any Ridgewood health plan with any Boiling Springs health plan, Boiling Springs shall make available to Continuing Employees and their dependents employer-provided health coverage on the same basis as it provides such coverage to Boiling Springs employees. Unless a Continuing Employee affirmatively terminates coverage under a Ridgewood health plan prior to the time that such Continuing Employee becomes eligible to participate in the Boiling Springs health plan, no coverage of any of the Continuing Employees or their dependents shall terminate under any of the Ridgewood health plans prior to the time such Continuing Employees and their dependents become eligible to participate in the health plans, programs and benefits common to all employees of Boiling Springs and their dependents. In the event of a termination or consolidation of any Ridgewood health plan, terminated Ridgewood employees and qualified beneficiaries will have the right to continued coverage under group health plans of Boiling Springs in accordance with IRC
Section 4980B(f), consistent with the provisions of subsection (b) below. In the event of any termination, or consolidation of any Ridgewood health plan with any Boiling Springs health plan, any pre-existing condition, limitation or exclusion in the Boiling Springs health plan shall not apply to Continuing Employees or their covered dependents who have satisfied such pre-existing condition exclusion waiting period under a Ridgewood health plan with respect to such pre-existing condition on the Merger Effective Date and who then change that coverage to Boiling Springs' health plan at the time such Continuing Employee is first given the option to enroll in such Boiling Springs health plan. In the event of a termination of or consolidation of any Ridgewood health plan with any Boiling Springs health plan, Continuing Employees will be required to seek reimbursement of claims arising prior to the Merger Effective Date from the Ridgewood health plan and shall not be entitled to seek reimbursement of claims arising prior to the Merger Effective Date from the Boiling Springs health plan.

     (b) It is the current intention of Ridgewood Savings and Boiling Springs to retain all current employees of Ridgewood Savings, with the exception of those persons set forth in Ridgewood Disclosure Schedule or the Boiling Springs Disclosure Schedule at Section 5.11(b). Except as provided in Section 5.11(g) hereof, nothing contained in this Agreement shall be construed to grant a contract of employment to any employee of Ridgewood who becomes an employee of Boiling Springs. Any Ridgewood employee whose employment is terminated involuntarily (other than for cause) within one year of the Merger Effective Date shall receive a lump sum severance payment equal to two weeks pay for each year of employment with Ridgewood Savings.

     (c) Boiling Springs shall establish a Ridgewood Savings Advisory Board of Directors to consist of those persons who currently serve on the Ridgewood Savings Board (with the exception of the Executive Vice President of Ridgewood Savings) as of the Merger Effective Date, and such persons shall commence service on the Advisory Board of Directors immediately following the Merger Effective Date. The Advisory Board shall be maintained for a period ending no sooner than three years following the Merger Effective Date. Boiling Springs will consult with the Advisory Board as to whether the Advisory Board will be continued or discontinued after the initial term. The Advisory Board shall meet no less than quarterly and each Advisory Board member shall receive an annual fee (payable in quarterly installments) that is set forth on Ridgewood Disclosure Schedule 5.11(c) and which is equal to the annual fees received by Ridgewood Savings directors for the last full year prior to the Merger.

     (d) At the Merger Effective Date, the Ridgewood Savings Bank of New Jersey Employee Stock Ownership Plan (the "ESOP") shall be terminated on such terms and conditions as contained in the ESOP (as of the date of this Agreement). As soon as practicable after the receipt of a favorable determination letter from the Internal Revenue Service ("IRS") as to the tax qualified status of the ESOP upon its termination under Section 401(a) of the IRC (the "Final Determination Letter"), distributions of the benefits under the ESOP shall be made to the ESOP Participants. From and after the date of this Agreement, in anticipation of such termination and distribution, Ridgewood and its representatives before the Merger Effective Date, and Boiling Springs and its representatives after the Merger Effective Date, shall use their best efforts to apply for and to obtain such favorable Final Determination Letter from the IRS. If Ridgewood and its representatives, before the Merger Effective Date, and Boiling Springs and its representatives, after the Merger Effective Date, reasonably determine that the ESOP cannot obtain a favorable Final Determination Letter, or that the amounts held therein cannot be so applied, allocated or distributed without causing the ESOP to lose its tax- qualified status, Ridgewood before the Merger Effective Date, and Boiling Springs after the Merger Effective Date, shall take such action as they may reasonably determine with respect to the distribution of benefits to the ESOP Participants, provided that the assets of the ESOP shall be held or paid only for the benefit of the ESOP Participants, as determined on the Merger Effective Date, and provided further that in no event shall any portion of the amounts held in the ESOP revert, directly or indirectly, to Ridgewood or to Boiling Springs or any affiliate thereof. At the time distribution of benefits is made under the ESOP on or after the Merger Effective Date, at the election of the ESOP Participant, the amount thereof that constitutes an "eligible rollover distribution" (as defined in Section 402(f)(2)(A) of the IRC) may be rolled over by such ESOP Participant to any qualified Boiling Springs benefit plan that permits rollover distributions or to any eligible individual retirement account.

     (e) The Ridgewood Savings Bank of New Jersey 401(k) Plan (the "401(k) Plan") shall be terminated as of, or prior to, the Merger Effective Date, and in connection therewith the accounts held for those employees of Ridgewood who are Ridgewood 401(k) Plan participants and beneficiaries (the "401(k) Plan Participants") shall be fully vested on the date of such termination. As soon as practicable after receipt of a favorable determination letter from the IRS as to the tax-qualified status of the 401(k) Plan under Sections 401(a) and 501(a) of the IRC upon its termination (the "401(k) Determination Letter"), all remaining account balances held under the 401(k) Plan shall be distributed to, or rolled over by, 401(k) Plan Participants pursuant to the distribution options available to participants under the 401(k) Plan who terminate employment or otherwise separate from service. Ridgewood and its representatives prior to the Merger Effective Date, and Boiling Springs and its representatives after the Merger Effective Date, shall use their best efforts to apply for and obtain such 401(k) Determination Letter from the IRS. In the event that Ridgewood and its representatives prior to the Merger Effective Date, and Boiling Springs and its representatives after the Merger Effective Date, reasonably determine that the 401(k) Plan cannot obtain a favorable 401(k) Determination Letter, Ridgewood and its representatives prior to the Merger Effective Date and Boiling Springs and its representatives after the Merger Effective Date, shall take such actions as they may reasonable determine, with respect to the distribution of benefits to the 401(k) Plan Participants, provided that the assets of the 401(k) Plan shall be held or paid only for the benefit of such 401(k) Plan Participants.

     (f) Boiling Springs and Ridgewood Savings shall honor all obligations under the employment agreements and other arrangements set forth in Ridgewood Disclosure Schedule 5.11(f) and shall make the payments required thereunder as set forth in Ridgewood Disclosure Schedule 5.11(f). Boiling Springs will offer the president of Ridgewood Savings Bank a consulting agreement in the form attached to Ridgewood Disclosure Schedule 5.11(f), and payments to be made thereunder shall be in lieu of amounts otherwise payable to her under her employment agreement.

     (g) Bancorp will operate Ridgewood Savings as a division of the Bank for at least two years after the Merger Effective Date. It is the current intention of Bancorp to operate Ridgewood Savings as a division of the Bank for three years after the Merger Effective Date. The current Executive Vice President and Chief Operating Officer of Ridgewood Savings shall serve as the division head for such period of time that it is operated as a division of Bank, pursuant to a mutually acceptable three-year employment agreement. Such employment agreement, when executed, will replace and supercede the employment agreement between such individual and Ridgewood Savings. Effective as of the first meeting of the Board of Directors of Bank, Bancorp and MHC following the Merger Effective Date, at least one director of Ridgewood Savings designated by Boiling Springs shall be appointed to each of the Board of Directors of Bank, Bancorp and MHC to serve a term that expires no earlier than the annual meeting following the year ended December 31, 2002.

     (h) Until the Merger Effective Date, Ridgewood shall be liable for all obligations for continued health coverage pursuant to Section 4980B of the IRC and Sections 601 through 609 of ERISA ("COBRA") with respect to each Ridgewood Savings qualifying beneficiary (as defined in COBRA) who incurs a qualifying event (as defined in COBRA) before the Merger Effective Date. Boiling Springs shall be liable for (i) all obligations for continued health coverage under COBRA with respect to each Ridgewood Savings qualified beneficiary (as defined in COBRA) who incurs a qualifying event (as defined in COBRA) from and after the Merger Effective Date, and (ii) for continued health coverage under COBRA from and after the Merger Effective Date for each Ridgewood Savings qualified beneficiary who incurs a qualifying event before the Merger Effective Date.

     (i) As of the Merger Effective Date, the Directors' Retirement Plan and the Supplemental Retirement Plan for Senior Officers shall be terminated and all payments thereunder shall be made in a lump sum by Ridgewood, as set forth in Ridgewood Disclosure Schedule 5.11(i). In addition, other benefits as disclosed on Schedule 5.11(i) shall continue to be provided to such Ridgewood directors while they serve on the Advisory Board of Directors.

     Section 5.12. Duty to Advise; Duty to Update Boiling Springs Disclosure Schedules. Boiling Springs shall promptly advise Ridgewood of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Boiling Springs shall update Boiling Springs' Disclosure Schedules as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Boiling Springs Disclosure Schedule. The delivery of such updated Schedules shall not relieve Boiling Springs from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Section 6.01(c) hereof.

                                   ARTICLE VI
                                   CONDITIONS

     Section 6.01. Conditions to Obligations of Ridgewood Under this Agreement. The obligations of Ridgewood under this Agreement shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Ridgewood pursuant to Section 8.03 hereof:

     (a) Corporate Proceedings. All action required to be taken by, or on the part of Boiling Springs to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Boiling Springs and Ridgewood Financial shall have received certified copies of the resolutions evidencing such authorizations;

     (b) Covenants. The obligations and covenants of Boiling Springs required by this Agreement to be performed by Boiling Springs at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

     (c) Representations and Warranties. Each of the representations and warranties of Boiling Springs in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

     (d) Approvals of Regulatory Authorities. The Bank Merger, the MHC Merger and the Mid-Tier Merger shall have received all required approvals of Regulatory Authorities and all notice and waiting periods required thereunder shall have expired or been terminated.

     (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

     (f) Officer's Certificate. Boiling Springs shall have delivered to Ridgewood Financial a certificate, dated the Closing Date and signed, without personal liability, by its chairman of the board or president, to the effect that the conditions set forth in subsections (a) through (f) and (i) of this
Section 6.01 have been satisfied, to the best knowledge of the officer executing the same;

     (g) Opinion of Boiling Springs's Counsel. Ridgewood Financial shall have received an opinion of Muldoon Murphy and Faucette, LLP, counsel to Boiling Springs, dated the Closing Date, to the effect set forth on Exhibit 6.1 attached hereto; and

     (h) Approval of Ridgewood Financial's Stockholders and Ridgewood Savings Depositors. This Agreement and the transactions contemplated hereby shall have been approved by;

          (i) the stockholders of Ridgewood Financial by such vote as is required under applicable laws of New Jersey and regulations and policy of the Regulatory Authorities, Ridgewood Financial's certificate of incorporation and bylaws, and under Nasdaq requirements applicable to it; and

          (ii) to the extent required by the Regulatory Authorities, by the depositors of Ridgewood Savings by such vote as is required.

     (i) Funds Deposited with the Exchange Agent. On or prior to the Closing Date, Bancorp shall have deposited or caused to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the Ridgewood Financial stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 of this Agreement.

     (i) Updated Fairness Opinion. Prior to the mailing of the Proxy Statement, Ridgewood shall have received the Updated Fairness Opinion.

     Section 6.02. Conditions to the Obligations of Boiling Springs Under this Agreement. The obligations of Boiling Springs hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Boiling Springs pursuant to Section 8.03 hereof:

     (a) Corporate Proceedings. All action required to be taken by, or on the part of, Ridgewood MHC, Ridgewood Financial and Ridgewood Savings to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Ridgewood MHC, Ridgewood Financial and Ridgewood Savings; and Boiling Springs shall have received certified copies of the resolutions evidencing such authorizations;

     (b) Covenants. The obligations and covenants of Ridgewood required by this Agreement to be performed at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

     (c) Representations and Warranties. Each of the representations and warranties of Ridgewood in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

     (d) Approvals of Regulatory Authorities. The Merger and the formation of any required interim savings banks required in connection therewith shall have received all required approvals of Regulatory Authorities (without the imposition of any conditions that are in Boiling Springs' reasonable judgment unduly burdensome, excluding standard conditions that are normally imposed by the Regulatory Authorities in merger transactions); and all notice and waiting periods required thereunder shall have expired or been terminated.

     (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

     (f) No Material Adverse Effect. Since December 31, 1999, there shall not have occurred any Material Adverse Effect with respect to Ridgewood Financial and Ridgewood Savings;

     (g) Officer's Certificate. Ridgewood MHC, Ridgewood Financial and Ridgewood Savings shall have delivered to Boiling Springs a certificate, dated the Closing Date and signed, without personal liability, by the chairman of the board or president of each, to the effect that the conditions set forth in subsections
(a) through (f) of this Section 6.02 have been satisfied, to the best knowledge of the officer executing the same; and

     (h) Opinions of Counsel. Boiling Springs shall have received an opinion of Malizia, Spidi & Fisch, P.C., counsel to Ridgewood Financial and Ridgewood MHC, dated the Closing Date, to the effect set forth on Exhibit 6.2 attached hereto.

                                   ARTICLE VII
                       TERMINATION, WAIVER AND AMENDMENT

     Section 7.01 Termination. This Agreement may be terminated on or at any time prior to the Closing Date:

     (a) By the mutual written consent of the parties hereto;

     (b) By either Boiling Springs, Ridgewood Financial or Ridgewood MHC acting individually:

          (i) if there shall have been a material breach of any representation, warranty, covenant or other obligation of the other party and the breach cannot be, or shall not have been, remedied within 30 days after receipt by such other party of notice in writing specifying the nature of such breach and requesting that it be remedied;

          (ii) if the Closing Date shall not have occurred on or before December 31, 2001, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its obligations set forth in this Agreement required to be performed or observed by such party on or before the Closing Date; provided, however, the parties shall in good faith agree to extend such deadline for a period of an additional 120 days thereafter in the event that such parties determine that it is reasonably likely that such Closing Date will in fact occur during such extension period.

          (iii) if either party has been informed in writing by a Regulatory Authority whose approval or consent has been requested that such approval or consent is denied, or is granted subject to any material change in the terms of the Agreement, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein required to be performed or observed by such party on or before the Closing Date;

          (iv) if the approval of the stockholders of Ridgewood Financial and any approval of the depositors of Ridgewood Savings required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or depositors, as the case may be, or at any adjournment or postponement thereof; or

     (c) By Boiling  Springs if (i) as  provided  in Section  5.10(a)(vii),  the
Board of Directors of Ridgewood MHC or Ridgewood Financial withdraws its recommendation of this Agreement, fails to make such recommendation or modifies or qualifies its recommendation in a manner adverse to Boiling Springs, or (ii) in reliance on Section 5.06 of this Agreement, Ridgewood MHC or Ridgewood Financial enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a Superior Proposal.

     (d) By Ridgewood Financial or Ridgewood MHC, upon two days' prior notice to Boiling Springs, if, as a result of a Superior Proposal, the Board of Directors of Ridgewood Financial or Ridgewood MHC determines, in good faith and in consultation with counsel, that its fiduciary duties require that such Superior Proposal be accepted.

     Section 7.02. Effect of Termination. (a) Except as otherwise provided in this Agreement, if this Agreement is terminated pursuant to Section 7.01 hereof, this Agreement shall forthwith become void (other than Section 5.02(a) and Section 8.01 hereof, which shall remain in full force and effect), and there shall be no further liability on the part of Boiling Springs or Ridgewood to the other, except that no party shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

     (b) As a condition of Boiling Springs' willingness, and in order to induce Boiling Springs to enter into this Agreement and to reimburse Boiling Springs for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, Ridgewood Financial (or Ridgewood MHC) will make an aggregate cash payment to Boiling Springs of $1.0 million (the "Expense Fee") if Boiling Springs has terminated this Agreement pursuant to Section 7.01(c) or Ridgewood Financial or Ridgewood MHC has terminated this Agreement pursuant to Section 7.01(d), and in such event Ridgewood Financial and Ridgewood MHC shall have no further liability to Boiling Springs. Any payment required under this Section 7.02(b) shall be paid by Ridgewood Financial (or Ridgewood MHC) to Boiling Springs (by wire transfer of immediately available funds to an account designated by Boiling Springs) within five business days after written demand by Boiling Springs.

                                  ARTICLE VIII
                                 MISCELLANEOUS

     Section 8.01. Expenses. (a) Except as provided herein, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel.

     (b) In the event of any termination of this Agreement pursuant to Section 7.01(b)(i) hereof because of a breach of this Agreement by one of the parties, in addition to any other damages and remedies that may be available to the non-breaching party, the non-breaching party shall be entitled to payment of, and the breaching party shall pay to the non-breaching party, all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable legal, accounting and investment banking fees and expenses, incurred by the non-breaching party in connection with entering into this Agreement and carrying out of any and all acts contemplated hereunder; provided, however, that this clause shall not be construed to relieve or release a breaching party from any additional liabilities or damages arising out of its willful breach of any provision of this Agreement.

     (c) Notwithstanding anything to the contrary set forth in this Agreement, if the Agreement is terminated for any reason other than: (i) a breach of the Agreement by Ridgewood, (ii) the failure of Ridgewood to obtain stockholder (and if required, Ridgewood Savings depositor) approval, or (iii) pursuant to Section 7.01(c) or (d), then Boiling Springs shall pay to Ridgewood Financial an amount in cash equal to all out-of-pocket costs and expenses of Ridgewood Savings and Ridgewood Financial incurred in connection with the merger agreement between Provident Savings Bank and Ridgewood, dated August 28, 2000, as contained at the Ridgewood Disclosure Schedules at Section 3.03 ("Provident Merger Agreement") and between Ridgewood and Boiling Springs related to this Agreement, including, without limitation, reasonable legal, accounting and investment banking fees and expenses incurred by Ridgewood Financial and Ridgewood Savings in connection with entering into the Provident Merger Agreement and this Agreement, and carrying out any act contemplated hereunder up to a maximum aggregate payment of $350,000, provided however, that this paragraph (c) shall not be construed to relieve or release Boiling Springs from any additional liabilities or damages arising out of its willful breach of any provision of this Agreement.

     (d) In the event that this Agreement is terminated by any party pursuant to
Section 7.01(b)(iii) hereof, Bancorp or Bank shall pay to Ridgewood Financial a cash amount equal to $500,000, promptly after written demand by Ridgewood; provided, however, that if Ridgewood MHC, Ridgewood Financial or Ridgewood Savings (or any successor in interest resulting from the conversion of Ridgewood, MHC to stock form) enters into a merger, acquisition, consolidation or other form of business combination agreement (or enters into a letter of intent with respect to any such agreement) with any party not a party to this Agreement within six months after the date of termination of this Agreement pursuant to which each issued and outstanding share of Ridgewood Financial Common Stock (except the shares held by Ridgewood MHC) would be exchanged cash,

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

stock or other consideration, either alone or in combination, then Ridgewood, MHC, Ridgewood Financial or Ridgewood Savings (or any successor in interest resulting from the conversion of Ridgewood, MHC to stock form) shall repay to Boiling Springs in cash the full amount of such $500,000 payment promptly after written demand by Boiling Springs.

     Section 8.02. NonSurvival of Representations and Warranties. All representations, warranties and, except to the extent specifically provided otherwise herein, agreements and covenants, other than those covenants set forth in Sections 5.05 and 5.11, which will survive the Merger, shall terminate on the Closing Date.

     Section 8.03. Amendment, Extension and Waiver. Subject to applicable law, at any time prior to the consummation of the transactions contemplated by this Agreement, the parties may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of either party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Articles V and VI hereof or otherwise. This Agreement may not be amended except by an instrument in writing authorized by the respective Boards of Directors and signed, by duly authorized officers, on behalf of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     Section 8.04. Entire Agreement. Except as set forth in this Agreement, this Agreement, including the documents and other writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. Except as set forth in this Agreement, this Agreement supersedes all prior arrangements and understandings between the parties, both written or oral with respect to its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities other than pursuant to Sections 2.02(b)(i), 2.03,
5.05 and 5.11(c), (f) and (i).

     Section 8.05. No Assignment. Neither party hereto may assign any of its rights or obligations hereunder to any other person, without the prior written consent of the other party hereto.

     Section 8.06. Notices. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by prepaid registered or certified mail (return receipt requested), or sent by telecopy, addressed as follows:

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


          (a)  If to Boiling Springs to:

               Boiling Springs Savings Bank
               25 Orient Way
               Rutherford, New Jersey   07070
               Attn:    Edward C. Gibney
               President and CEO
               Fax:     (201)939-3957

          with a copy to:

               Muldoon, Murphy & Faucette, LLP
               5101 Wisconsin Avenue, NW
               Washington, DC   20016
               Attn:    Douglas P. Faucette, Esq.
               Fax:     (202)966-9409


          (b)  If to Ridgewood  to:

                Ridgewood Savings Bank of New Jersey
                55 North Broad Street
                Ridgewood, New Jersey 07450
                Attn:    Susan E. Naruk
                         President, and Chief Executive Officer
                Fax:     (201) 445-6556

          with a copy to:

                Malizia Spidi & Fisch, PC
                1100 New York Avenue, N.W.
                Suite 340 West
                Washington, DC 20005
                Attn:    Samuel J. Malizia, Esq.
                Fax:     (202) 434-4661

     Section 8.07. Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.


     Section 8.08. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

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

     Section  8.09.  Severability.  If any  provision  of this  Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. If however, any provision of this Agreement is held invalid by a court of competent jurisdiction, then the parties hereto shall in good faith amend this Agreement to include an alternative provision that accomplishes a result that is as substantially similar to the result originally intended as possible.

     Section 8.10. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic internal law (including the law of conflicts of law) of the State of New Jersey, except to the extent that Federal law shall be deemed to preempt such State law..

     Section 8.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

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


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                 BOILING SPRINGS  SAVINGS BANK

                                     By: /s/ Edward C. Gibney
                                         ---------------------------------------
                                         Edward C. Gibney
                                         Chief Executive Officer, and President

                                 BOILING SPRINGS BANCORP

                                     By: /s/ Edward C. Gibney
                                         ---------------------------------------
                                         Edward C. Gibney
                                         Chief Executive Officer, and President

                                 BOILING SPRINGS, MHC

                                     By: /s/ Edward C. Gibney
                                         ---------------------------------------
                                         Edward C. Gibney
                                         Chief Executive Officer, and President

                                 RIDGEWOOD FINANCIAL, INC.

                                     By: /s/ Susan E. Naruk
                                         ---------------------------------------
                                         Susan E. Naruk
                                         President and Chief Executive Officer


                                 RIDGEWOOD SAVINGS BANK OF NEW JERSEY

                                     By: /s/ Susan E. Naruk
                                         ---------------------------------------
                                         Susan E. Naruk
                                         President and Chief Executive Officer


                                 RIDGEWOOD FINANCIAL, MHC

                                     By: /s/ Susan E. Naruk
                                         ---------------------------------------
                                         Susan E. Naruk
                                         President and Chief Executive Officer


                                       53